UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-08529

Monteagle Funds

(Exact name of registrant as specified in charter)

2506 Winford Avenue, Nashville, Tennessee	37211
(Address of principal executive offices)	(Zip code)

 The Corporation Trust Company
Corporate Trust Center
1209 Orange Street
Wilmington, DE 19801

(Name and address of agent for service)

With a copy to:
Matthew A. Swendiman, Attorney
Graydon Head & Ritchey LLP
1900 Fifth Third Center
511 Walnut Street
Cincinnati, OH 45202

Registrant's telephone number, including area code: 888.263.5593

Date of fiscal year end: 08/31/2014

Date of reporting period: 08/31/2014

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual report to Shareholders for the period ended August 31, 2014 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”), as amended (17 CFR 270.30e-1) is filed herewith.

Monteagle Funds

Annual Report

August 31, 2014

MONTEAGLE FUNDS

TABLE OF CONTENTS

Letter from the President	3
A Discussion of Fund Performance	4
Supplementary Portfolio Information	34
Financial Statements of the Monteagle Funds
Schedule of Investments:
Fixed Income Fund	40
Informed Investor Growth Fund	44
Quality Growth Fund	46
Select Value Fund	49
Value Fund	52
The Texas Fund	55
Statements of Assets and Liabilities	61
Statements of Operations	63
Statements of Changes in Net Assets	65
Financial Highlights	71
Notes to Financial Statements	78
Report of Independent Registered Public Accounting Firm	97
Other Information	98
About Your Funds’ Expenses	99
Trustees and Officers of the Trust	102
Board Approval of Investment Management and Sub-Advisory Agreements	105

LETTER FROM THE PRESIDENT (Unaudited)

Dear Shareholders:

Enclosed is the Annual Report for the Monteagle Funds. I encourage you to carefully review the information presented in this Annual Report as it contains valuable information about your investment.

As you will notice in reviewing the Annual Report, we continue to uncover opportunities in high quality, solid credit and attractive valuation areas.

As we reflect on this past fiscal year, we continue to see several headlines during the period, such as continued slow economic recovery, civil unrest, an uncertain domestic political environment, arguments over federal monetary policy, that all had a dramatic effect on the markets in which the Monteagle Funds invest. Despite the volatility that these headlines have created in the day-to-day stock markets, we have often said that we view investing as a marathon, not a sprint. As a result, we remain optimistic as we expect that the effect of some of these events will be short-lived although others may take longer to work their way through the system. We believe that remaining disciplined with a longer-term focus will benefit patient investors.

In closing, we would like to thank you for your continued confidence and support of the Monteagle Funds.

Sincerely,

MONTEAGLE FUNDS

Paul B. Ordonio, JD
President

MONTEAGLE FIXED INCOME FUND
A DISCUSSION OF FUND PERFORMANCE (Unaudited)

How did the Fund Perform?
The Monteagle Fixed Income Fund (the “Fund”) had positive performance during the year. For the year ended August 31, 2014, the Fund had a total return of 3.23%. For the three, and six month periods ending August 31, 2014, the Fund had total returns of 0.31% and 1.21% respectively. The positive returns were primarily driven by market conditions and declining longer term interest rates.

The Fund’s benchmark index (The Barclay’s Capital Intermediate Government/Credit Index) had relative returns of 3.55%, 0.41%, and 1.41% for the twelve, three, and six month periods, ending August 31, 2014, respectively.

What is the Fund’s Investment Approach?
The Fund’s investment objective is total return. The Fund seeks to achieve its objective through capital appreciation on the bonds and other securities held and income on those securities. The Fund invests in investment grade intermediate term fixed income securities maintaining an average maturity of bonds and notes (on a dollar weighted basis) between 3 and 8 years; and rated at least Aa or higher by Moody’s Investors Service, Inc. or AA or higher by S&P’s Rating Group for corporate bonds. Under normal circumstances, at least 80% of the Fund’s net assets will be fixed income securities, including U.S. government securities, securities issued by agencies of the U.S. Government, mortgage-backed securities, taxable municipal bonds and corporate debt securities, with no more than 70% in any one category. The Fund, based on assessment of market conditions, will either lengthen or shorten the average maturity of the portfolio and/or switch between bonds of different sectors, with the view of maximizing the total return for the types of obligations purchased. The securities purchased may have maturities ranging from overnight to 30 years.

What Influenced Fund Performance?
This past fiscal year was somewhat of a reversal of the challenging year experienced by bond investors in 2013. Notwithstanding the much anticipated change in monetary policy actions by the Federal Reserve Bank (U.S. Central Bank – “the Fed”), longer term interest rates decreased while shorter term interest rates increased to reflect those changes to monetary policy. The chart below illustrates how interest rates on U.S. Treasury securities have changed over the fiscal year. The chart shows the progression of rates on a quarterly basis throughout the year.

U.S. Treasury Note	August 2013 Rates	November 2013 Rates	February 2014 Rates	May 2014 Rates	August 2014 Rates
2 Year	0.39	0.28	0.33	0.37	0.48
3 Year	0.79	0.56	0.69	0.79	0.94
5 Year	1.62	1.37	1.51	1.54	1.63
7 Year	2.24	2.10	2.13	2.06	2.05
10 Year	2.78	2.75	2.66	2.48	2.35
30 Year	3.70	3.82	3.59	3.33	3.09

MONTEAGLE FIXED INCOME FUND
A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

The movement in interest rates is usually an indication of the market’s expectation for growth, and with growth, we can also expect a certain amount of inflation. Additionally, since the financial crisis of 2008 and the end of the recession in June of 2009, the Fed has pursued a very easy monetary policy. Actually, the Federal Reserve has been in an easing monetary policy position since August, 2007 when it first lowered the Fed funds rate from 5.25% to 4.75%. So, it stands to reason that interest rates over the past year are responding to any one or more of the variables listed above.

Since the Fall of 2012, the Fed, through the actions of the Federal Open Market Committee (FOMC), had implemented the third in a series of asset purchase programs known as “Quantitative easing” (QE). QE III, as it has been commonly called, was another attempt by the Fed to stimulate economic growth and consequently create demand for labor, thereby reducing the unemployment rate. Under this program the Federal Reserve would purchase $40 billion of Agency obligations (Fannie-Mae and Freddie Mac) and Mortgage-backed securities, as well as $45 billion of longer dated Treasury Notes per month. The program was expected to last until there was substantial improvement in the labor market or increased inflation expectations that could destabilize prices.

While the capital markets, and bond market in particular, had already begun to anticipate a reduction in the amount of assets being purchased monthly by the Fed, the actual announcement of “tapering” these purchases did not occur until December, 2013. Beginning in January 2014, the Fed would reduce the total amount of asset purchases by $10 billion ($5 billion each of Agency and Treasury obligations) per month. The “tapering” has continued on a monthly basis since then and as of August 31, 2014, the monthly amount of asset purchases stood at $25 billion – a reduction of $60 billion from the original amount. It is widely expected that all asset purchases will cease by October 2014 and that a “normalization” (raising the short-term Fed funds rate above the current 0.00% - 0.25% range) of monetary policy should begin in the latter half of 2015.

The above chart illustrates how the bond market has responded to not only the “tapering” of asset purchases, but to the anticipation of higher short-term rates. We can see that interest rates on the shorter end of the Treasury curve have increased slightly over the year, while rates on the longer end of the Treasury curve have declined. These movements in interest rates have had a mixed effect on performance. For those securities within the portfolio that have maturities of less than five years, relative performance has been slightly diminished. For those securities within the portfolio that have maturities greater than five years, the relative performance has been enhanced. Overall, portfolio performance has benefitted from the movement of interest rates over the last fiscal year.

In addition to monetary policy, portfolio performance has also been affected by economic growth, both past, and expected rates of growth. The economic growth rate as measured by the Real Gross Domestic Product (GDP) over the last year has been volatile. The 3rd quarter 2013 annualized rate of growth was 4.10%, and was followed by weaker estimates of growth. For the 4th quarter of 2013 it was 2.60%, 1st quarter of 2014, -2.90%, and the latest estimate of 2nd quarter 2014 growth, 4.20%. The average annual growth rate over the last four quarters has been approximately 2%. This year’s growth rate is approximately the same as last year’s, and the year before last. In other words, real growth has not accelerated. These lagging indicators may explain why longer-term interest rates have been declining since the beginning of 2014. As the market contemplates whether potential economic

MONTEAGLE FIXED INCOME FUND
A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

growth will accelerate or not, longer term interest rates will adjust higher or lower depending on what impact growth would have on labor markets, consumption, and inflation. As previously mentioned, declining longer interest rates had an overall positive affect on the portfolio’s performance.

Along with economic growth, the market has paid close attention to the health of the labor market. Improvement in labor statistics has positive implications for economic growth and direct implications for Federal Reserve monetary policy. During the course of this past fiscal year the economy created approximately 200,000 jobs per month. The unemployment rate has declined from 7.3% to 6.2% and the under-employment rate1 from 13.7% to 12.1%. However, while improvements in some statistics have provided some impetus for economic growth, there are other measurements that are not necessarily as strong and give an uncertain picture of future economic growth expectations. Average Weekly hours worked remained steady at 34.5. This does not support the case for an expanding economy. Average hourly earnings have only also remained constant at 1.9% year over year. This also does not suggest strong growth for consumer consumption. In an economy that is driven by 70% consumer spending, earnings and disposable income are very important for growth. Lastly, the number of people that are no longer in the labor force (but who could participate) has grown significantly. Over the year, the labor participation rate has declined from 63.4% to 62.8% of the potential pool of workers. So, some of the decrease in the unemployment rates is due to fewer participants. While the employment picture has improved, it has had a modest negative impact on the fund’s performance. We believe it to be a modest impact primarily as it has affected the outlook for future monetary policy and increased short-term interest rates.

Another important variable that has, and would continue to impact portfolio performance, is expected inflation. Inflation measurements for much of the year have been below the Fed’s implicit long-range target for price stability of 2%. For the 12 month period ending August 31, 2014 the CPI did finally increase by 2.0%, while the CPI less food and energy increased 1.7%. While the trend for inflation has increased over the last year, much of the increase to CPI is from volatile increases in energy prices which are seasonal and also affected by geopolitical events surrounding the Middle East and Eastern Europe. The core inflation is relatively stable and below the target of 2.0%. Inflation expectations as measured by the difference in yields between U.S. Treasury Notes and U.S. Inflation Protected Treasury Securities (TIPS) are also in line with the 2% long-range Fed target. For the 5-year Notes the difference is 1.90% and for 10-year Notes, the difference is 2.13%. We don’t believe that inflation had a material impact on fund’s performance over the year.

Our responses to these events have primarily been a disciplined approach to a high quality portfolio profile. We remain committed to the Fund’s strategy of holding a well-diversified portfolio of high quality bonds. We believe that the markets have rewarded our patience and prudence. However, we have made some changes over the last year.

The principal variables affecting bond portfolio performance are overall duration and maturity structure of the portfolio, as well as, Market Sector allocation and credit quality. The first two charts below illustrate the Market Sector composition of the Monteagle Fixed Income Portfolio at the beginning and end of this past fiscal year.

1
(Total unemployed, plus all persons marginally attached to the labor force, plus total employed part time for economic reasons, as a percent of the civilian labor force plus all persons marginally attached to the labor force)

MONTEAGLE FIXED INCOME FUND
A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

Comparative Market Sector Weights
Monteagle Fixed Income Fund

August 31, 2013	August 31, 2014

•
During the course of the year we increased the Fund’s market allocation to Government securities while not reinvesting further in Mortgage-Backed Securities. We also maintained a high allocation to investment grade intermediate corporate bonds at 59% of the portfolio. As can be seen from the following table, the Fund’s decision to increase the allocation to government bonds relative to other sectors did not contribute as much in relative performance as would have been the case had we increased allocation to non-government bonds. However, in keeping with a diversified balanced approach to investing, we felt this was a prudent allocation decision.

Index	Return for Period
U.S. Treasury: Intermediate	2.23%
U.S. Agency Intermediate	2.20%
Intermediate Corporate	6.20%
Invest. Grade: Industrial — Intermediate	6.38%
Invest. Grade: Financial Institutions — Intermediate	5.94%
Fixed Rate Mortgage Backed Securities	5.47%

•
Duration remained constant over last year. As of August 31, 2014 the Fund’s portfolio duration was 4.6 years, identical to the portfolio duration at 2013 fiscal year end. Maturity decreased slightly from 5.1 years at 2013 fiscal year end to 5.02. When compared to the duration and weighted average maturity of 3.9 and 4.2, of the Barclay’s Intermediate Government/Credit Index, the Fund’s portfolio is longer in both measures. This positively influenced the Fund’s performance during the year as longer term rates decreased over that period of time. The following chart illustrates the relative performance of various maturity ranges within the Barclay’s Intermediate Government/Credit Index. As we can see, longer maturity bonds outperformed those

MONTEAGLE FIXED INCOME FUND
A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

having shorter maturities. The portfolio’s securities mature in less than 10 years with the highest percentage maturing in the 5 to 10 year range. 12.8% of the Fund’s assets mature in less than 3 years, 48.4% in 3 to 7 years, and 30.9% in 7 to 10 years.

Intermediate U.S. Government/Credit (Returns, Unhedged) Maturity Sectors	1 yr. Total Return	6 month Total Return	3 month Total Return
All Maturities	3.6%	1.4%	0.4%
1 - 3 yrs.	1.1%	0.4%	0.1%
3 - 5 yrs.	3.1%	0.9%	0.1%
5 - 7 yrs.	5.5%	2.2%	0.6%
7 - 10 yrs.	8.9%	4.5%	1.5%

Comparative Credit Quality
Monteagle Fixed Income Fund

Moody’s Ratings August 31, 2013	Moody’s Ratings August 31, 2014

•
The preceding charts represent the credit quality distribution of the Fund’s securities holdings (not including cash or money market securities) at the beginning and end of this past fiscal year. For consistency of the relative analysis, in our distribution comparison above, we have only included the ratings provided by Moody’s (and not S&P, which rates U.S. Government obligations AA+). The Barclay’s benchmark index still maintains ratings of AAA on U.S. Government obligations.

•
The overall credit quality of the portfolio marginally decreased over the course of the year. Our overweighting of corporate bonds and underweighting of Government bonds has lowered quality slightly, but credit quality remains excellent with overall ratings of AA-/A+ or Aa3/A1.

MONTEAGLE FIXED INCOME FUND
A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

•
We would also note that at the end of this fiscal year the Fund’s portfolio contained investment grade securities rated below A3/A-. While we are restricted from investing in securities rated below A3/A- at time of purchase, we do have the discretion of holding securities rated Baa/BBB should the rating be the result of a downgrade. It is our opinion that the securities in question do not materially affect the overall credit quality of the Fund’s portfolio and do not represent significant credit risk to portfolio value. The following table specifically identifies the securities in question.

	MOODY RTG	S&P RTG	% of Portfolio Market Value
Amgen, Inc., 4.50%, due 03/15/2020	Baa1	A	0.69%
Amgen, Inc., 4.85%, due 11/18/2014	Baa1	A	0.63%
Goldman Sachs Group Inc., 5.95% 01/18/2018	Baa1	A-	1.40%
Verizon Communications, 3.00% 04/01/2016	Baa1	BBB+	1.29%
Morgan Stanley & Co., 3.45% due 11/02/2015	Baa2	A-	1.29%
Pitney Bowes, Inc., 5.75%, due 09/15/2017	Baa2	BBB	0.71%
Total			6.01%

•
The following table provides a summary illustration of how investment grade bonds of varying credit quality have performed over the past year. These are returns of bonds in the Barclay’s Intermediate U.S. Government/Credit index. The relative performance of credit is indicative of the risk/reward nature of these bonds. We can see that for the full year lower quality bonds had a performance advantage over those of a higher quality. As such, the performance of the Monteagle Fixed Income Fund did not benefit from the higher returns associated with Baa rated bonds.

	1 yr. Total Return	6 month Total Return	3 month Total Return
Aaa	2.25%	0.88%	0.24%
Aa	3.76%	1.45%	0.41%
A	5.54%	2.02%	0.66%
Baa	7.73%	3.31%	0.97%
Total	3.55%	1.41%	0.41%

•
For the year, trading was primarily driven by the replacement of maturing bonds with the purchase of corporate bonds and Government Agency bonds. There were no additional purchases of Mortgage-backed securities nor of U.S. Treasury Notes.

MONTEAGLE FIXED INCOME FUND
A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

What is the Fund’s Strategy?
The Fund will continue to invest in high quality intermediate term fixed income securities generally between 2 and 10 years in maturity. The Fund will continue to monitor economic conditions through the use of a proprietary model in an attempt to anticipate interest rate changes and lengthen or shorten the duration of the Fund’s portfolio of securities to maximize total return with minimal risk. The Fund will also actively manage portfolio holdings across market sectors in order to maximize total return within the scope of permitted investments defined by the Fund’s prospectus. While we have taken prudent steps to diversify the Fund’s assets by limiting exposure to the credit and interest rate risk associated with any one specific issuer, market sector, or maturity range, those risks cannot be completely eliminated without affecting long-term Fund performance. We remain vigilant and will act in your best interest to preserve the Fund’s asset values.

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Matrix Capital Group, Inc.

Management’s Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

MONTEAGLE FIXED INCOME FUND
PERFORMANCE — August 31, 2014 (Unaudited)

Comparision of the Change in Value of a $10,000 Investment in Monteagle Fixed Income Fund
and the Barclays Capital Intermediate U.S. Government/Credit Index

Average Annual Total Return (for the periods ended August 31, 2014)
	One Year	Five Years	Ten Years
Monteagle Fixed Income Fund	3.23%	2.62%	3.19%
Barclays Capital Intermediate U.S. Government/Credit Index	3.55%	3.70%	4.12%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Fixed Income Fund versus the Barclays Capital Intermediate U.S. Government/Credit Index (formerly Lehman Brothers U.S. Intermediate Government/Credit Index). The Barclays Capital Intermediate U.S. Government/Credit Index measures the performance of dollar denominated U.S. Treasuries, government-related (i.e. U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment grade credit structures that have a remaining maturity of greater than or equal to one year and less than ten years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and indsividuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the Barclays Capital Intermediate U.S. Government/Credit Bond Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Monteagle Fixed Income Fund, which will not invest in certain securities comprising this index.

MONTEAGLE INFORMED INVESTOR GROWTH FUND
A DISCUSSION OF FUND PERFORMANCE (Unaudited)

How did the Fund Perform?

The Monteagle Informed Investor Growth Fund (the “Fund”) returned a positive 18.65% for the fiscal year ending August 31, 2014. The S&P 500 Index® (the “S&P”), the Fund’s benchmark, rose 25.25%.

What is the Fund’s Investment Approach?

The Fund invests primarily in medium capitalization stocks (median, generally around $15 billion) of well-managed, financially sound companies, offering under-valued earnings growth rate, earnings yield and earnings surprise momentum, superior return on investment capital and cash flow growth opportunities. These are companies in which management or large and informed investors — individuals and/or funds — are significant common stock owners or buyers, or where the company itself is repurchasing its own shares on the open market. This investment discipline is widely recognized as The Informed Investor Strategy — now marking its 59th year of institutional portfolio management.

Summarizing, these companies qualify for intensive research analysis only if they meet at least one of these five first-screen qualifying selection tests:

1.	The company’s officers and directors are buying its common stock on the open market.

2.	A major outside investor (minimum 5% shares outstanding owned) has filed a Form 13-D purchase disclosure on the company’s stock.

3.	The company has announced its intent to repurchase its common stock on the open market.

4.	A significant percentage of the company’s stock is owned by family/management.

5.	The current top performing equity mutual funds and/or equity-orientated hedge funds are accumulating the company’s common stock on the open market.

The buy disciplines are matched by a series of five sell disciplines. They are:

1.	Begin selling if a stock drops a minimum of 8% from an average-cost basis.

2.	Begin selling when a holding-high loss-limit is triggered. (Stock falls a minimum of 14% from its portfolio holding-high price.)

3.	Begin selling on preliminary, but confirmed, indications of a breakdown in a company’s financials.

4.	Possibly selling when informed investors stock transaction signals turn bearish.

5.	Sell partial positions of a portfolio stock after an unusual day-to-day sharp price run-up.

What Influenced the Fund’s Performance?

The Fund’s fiscal-year 2014 investment performance was influenced by the following factors:

First, the portfolio weightings in two major equity investment sectors: Energy and Financials.

MONTEAGLE INFORMED INVESTOR GROWTH FUND
A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

The Energy sector suffered a loss of 25.8% for the fiscal year. This sector averaged 7.5% of portfolio assets. The three major Energy stocks held in the Fund were: Gaslog (GLOG) -12.3%, Carrizo Oil and Gas (CRZO) -10.2% and Noble Energy (NBL) -8.7%.

Financial Stocks declined 7.8%, on average, with leading losers Nation Star Mortgage Holdings (NSM) -12.5%, Charles Schwab (SCHW) -9.6% and Portfolio Recovery Associates (PRAA), down 7.0%. This sector averaged 5.0% of portfolio assets.

The Fund also profited from its three highest sector allocations during the fiscal year: Health Care, Consumer Discretionary and Industrials. At fiscal year-end these sectors accounted for approximately 65.0 % of the Fund’s equity portfolio weightings.

As of the August 31, 2014 fiscal year-end, the Fund was virtually fully invested, holding a modest 9% in cash. This holding was viewed as a neutral influence on performance during the fiscal year.

The Fund’s fiscal year ended with some continuing economic bright spots: a positive housing outlook, re-surging auto sales, an improving employment picture, low interest rates and non-threatening inflation.

Reflecting these favorably economic developments, general market sentiment turned more growth-orientated in the fiscal fourth quarter, producing a gain of 6.8%, versus a return of 4.7% for the S&P. This performance advantage was highlighted by these portfolio growth stock returns: Gilead (GILD) +32.4%, Salix Pharmaceuticals (SLXP) +39.5% and Southwest Air (LUV) +21.0%, among several others.

The three major new securities bought in the first fiscal quarter were: Soufun Holdings (SFUN), Actavis (ACT) and Qihoo 360 Technology (QIHU).

In the second quarter, major equity positions added to the Fund included: Biogen (BIIB), Las Vegas Sands (LVS) and Salix Pharmaceuticals (SLXP).

In the third quarter, the three largest positions added were: Trinity Industries (TRN), Vipshop Holdings (VIPS) and Alaska Air Group (ALK).

Fourth quarter, major positions purchased were: Skyworks (SWKS), Gaslog (GLOG) and Arris Group (ARRS).

Measured on a total return basis, for the full fiscal year, the top-ten portfolio equity holdings and their performance, which contributed most to the Fund’s performance were: Jazz Pharmaceuticals (JAZZ) +56.5%, Soufun Holdings (SFUN) +43.8%, Salix Pharmaceuticals (SLXP) +43.8%, Actavis (ACT) +42.2%, B/E Aerospace (BEAV) +35.2%, Vipshop Holdings (VIPS) +31.8%, Gilead Sciences (GILD) +30.6%, Keuring Green Mountain, Inc. (GMCR) +30.3%, Spirit Airlines (SAVE) +30.3% and Delphi Automotive (DLPH) +29.1%.

The ten portfolio equity holdings contributing the least to the Fund’s performance for the full fiscal-year were: EQT Corp.(EQT) -8.2%, Noble Energy ( NBL) -8.7%, Flir Systems (FLIR) -9.3%, Charles Schwab (SCHW) -9.6%, Carrizo Oil (CRZO) -10.2%, Mastercard (MA) -11.0%, Alexion Pharmaceuticals (ALXN) -12.0%, GasLog (GLOG) -12.3%, Nation Star Mortgage (NSM) -12.5%, Myriad Genetics (MYGN) -14.8% and Qihoo 360 Technology (QIHU) -20.1%.

MONTEAGLE INFORMED INVESTOR GROWTH FUND
A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

What is the Fund’s Current Strategy?

The current strategy of the Monteagle Informed Investor Growth Fund continues to remain virtually fully invested in a select list of uniquely attractive growth stocks that fulfill the rigid Informed Investor strategy growth stock criteria. Positions in cash and ETFs remain a secondary consideration, and are quite subordinate to stock selection priorities.

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Matrix Capital Group, Inc.

Management’s Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

MONTEAGLE INFORMED INVESTOR GROWTH FUND
PERFORMANCE — August 31, 2014 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Monteagle Informed Investor Growth Fund and the S&P 500 Index

Average Annual Total Return (for the periods ended August 31, 2014)
	One Year	Five Years	Since Inception(a)
Monteagle Informed Investor Growth Fund	18.65%	10.36%	12.36%
S&P 500 Index	25.25%	16.89%	8.48%

(a)	Represents the period from the commencement of operations (April 3, 2008) through August 31, 2014.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Informed Investor Growth Fund versus the S&P 500 Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Monteagle Informed Investor Growth Fund, which will not invest in certain securities comprising this index.

MONTEAGLE QUALITY GROWTH FUND
A DISCUSSION OF FUND PERFORMANCE (Unaudited)

How did the Fund perform?

For the twelve months ended August 31, 2014, the Monteagle Quality Growth Fund (the “Fund”) reported a total return of 22.05%. The S&P 500 Index® (“S&P 500”) and the Russell 1000 Growth Index® (“Russell 1000”), the Fund’s two benchmarks, had total returns of 25.25% and 26.29%, respectively, for the same period. The Fund’s net asset value per share as of August 31, 2014 was $12.99 versus $10.65 as of August 31, 2013.

What is the Fund’s investment approach?

The Fund utilizes a growth style, investing in primarily domestic companies believed by the investment manager to be of high quality and to have above-average sustainable and/or accelerating growth with an ability to exceed earnings expectations over time. The underlying belief is that high quality companies outperform over time with less risk. Various quality rankings and other metrics which demonstrate quality, including earnings consistency, are evaluated carefully before a stock is added to the portfolio. The Fund employs a proprietary screening process and bottom-up work to construct portfolios. However, portfolio constraints are established to ensure sufficient diversification by sector as well as by market capitalization. The underlying belief is that diversification provides for greater control of risk in the portfolio, while allowing freedom in individual stock selection. The screening process is designed to identify stocks with rising expectations, as the Fund looks to invest in securities whose growth potential is, in the manager’s eyes, generally underestimated by the market. Holdings generally have a market capitalization of at least $2 billion, with about 65% to 85% of the portfolio in stocks of over $15 billion. Compared to the S&P 500, the portfolio may have a lower dividend yield, a higher price/earnings ratio and a higher expected earnings growth rate.

What influenced the Fund’s performance?

For the fiscal year ended August 31, 2014, domestic equity markets posted exceptional returns, reflecting hopes for an improving global economy. Consistent with trends since the March 2009 market bottom, investors were fixated on central bank actions. In particular, markets rallied on statements or rumors of continued liquidity injections from the United States Federal Reserve. This ongoing program of injections, referred to as “quantitative easing”, now exceeds $4.2 trillion in aggregate. Assured of central bank support, investors generally sought higher-risk securities, placing less value on the safety inherent in higher-quality stocks. The result was an extended period of time with stock returns driven by factors such as beta, while company fundamentals were largely ignored. This period has been a material headwind for the Fund’s strategy of investing in high-quality stocks with rising earnings.

Using the S&P Earning and Dividend Quality Rankings system as a guide to quality, the Fund’s emphasis on high-quality companies detracted just over 150 basis points from performance. Stocks in the Russell 1000 Growth Index rated B+ or better by the S&P Earning and Dividend Quality Rankings (high-quality stocks) rose 24.8% compared with 28.4% for stocks in the index rated B or lower (low-quality stocks).

MONTEAGLE QUALITY GROWTH FUND
A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

Approximately 90 basis points of underperformance can be attributed to adverse sector allocation. In particular, the Fund’s healthcare weighting of 8.3% was significantly below the Russell 1000 Growth Index weighting of 12.5%. Returns for the Russell 1000 Growth Healthcare sector totaled 38.0% for the year. The Fund’s healthcare holdings returned 25.3%. The difference in weightings and sector performance largely reflects the Fund avoiding low-quality biotechnology stocks which are inconsistent with the conservative approach of the Fund.

Holding a modest 1.4% in cash over the course of the year impacted performance by just over 50 basis points.

During the period, individual stocks that contributed most positively to relative returns were Walt Disney (entertainment industry, up 49.6%), Family Dollar Stores (general merchandise retail, up 40.6%), and American Tower (REIT financial structure, operating in the wireless telecommunications industry, up 44.1%). Individual stocks posting the largest declines in performance included DSW (specialty retail, down 34.2%), Whole Foods Market (food retail, down 25.1%), and Bed Bath & Beyond (hardlines retail, down 8.0%).

Changes to the portfolio during the year reflect a heightened emphasis on quality in the expectation that stock market volatility may increase as the Federal Reserve ends its liquidity injection programs. New holdings added to the Fund over the past year include Amgen (biotechnology), Colgate-Palmolive (personal care), Costco (general merchandise retail), Exxon Mobil (energy), Family Dollar (general merchandise retail), Healthcare REIT (real estate), Hershey (food), Johnson & Johnson (pharmaceuticals), Pfizer (pharmaceuticals), Praxair (specialty chemicals), JM Smucker (food), 3M (materials), WalMart (general merchandise retail), Verizon (telecommunications) and Yum! Brands (restaurants).

Purchases were funded by the elimination of positions in Affiliated Managers Group (investment management), D.R. Horton (homebuilding), Monsanto (agriculture) and Tidewater (energy services).

What is the Fund’s Strategy?

The Fund will continue to focus on maintaining a diversified portfolio of high-quality companies delivering sustainable above-market earnings growth as well as companies poised to experience acceleration in earnings growth relative to expectations. The Fund’s adviser believes the companies that can exceed expectations in the form of positive earnings surprises will be well rewarded over coming quarters.

MONTEAGLE QUALITY GROWTH FUND
A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Matrix Capital Group, Inc.

Management’s Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

MONTEAGLE QUALITY GROWTH FUND
PERFORMANCE — August 31, 2014 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Monteagle Quality Growth Fund,
the S&P 500 Index and the Russell 1000 Growth Index

Average Annual Total Return (for the periods ended August 31, 2014)
	One Year	Five Years	Ten Years
Monteagle Quality Growth Fund	22.05%	13.84%	6.58%
S&P 500 Index	25.25%	16.89%	8.38%
Russell 1000 Growth Index	26.29%	17.83%	9.20%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Quality Growth Fund versus the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index and the Russell 1000 Growth Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the indices; so too with the Monteagle Quality Growth Fund, which will not invest in certain securities comprising these indices.

MONTEAGLE SELECT VALUE FUND
A DISCUSSION OF FUND PERFORMANCE (Unaudited)

How did the Fund perform?

For the year ended August 31, 2014, the Monteagle Select Value Fund (the “Fund”) had a total return of 27.29%. The S&P 500 Index® (“S&P 500” or “Index”) had a total return of 25.25% for the same period. Moreover, the Fund ranked in the top 5% of its peers (over 1,200 funds in its category) on a one-year time frame according to Morningstar. Additionally, Morningstar ranked the Fund in the top 1% on both a 3-year and 5-year basis (approximately 1,000 peer funds for each period). The Fund’s net asset value per share as of August 31, 2014 was $18.66 versus $15.07 on August 31, 2013. This represents the highest NAV for the Fund in all of its history.

What is the Fund’s investment approach?

The Fund’s investment goal is long-term capital appreciation. The Fund uses a “value investing” style by investing under normal circumstances at least 80 percent of its assets in common stock of domestic companies believed to be under-priced relative to comparable securities determined by price-to-earnings ratios, cash flows or other measures. The Fund’s adviser predominately utilizes a reversion-to-the-mean strategy on stock selection in order to achieve its results rather than trying to time market fluctuations. The adviser limits the pool of stocks to consider for purchase to only those equities in the S&P 500. In selecting stocks, the Fund’s adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels. Additionally, the adviser will generally have the Fund hold between 40 and 60 equities and diversify its holdings across numerous industries, generally limiting issues in any one industry to five securities unless more securities are needed for limiting specific dollar amounts per security or to over-weight a particular sector. The Fund seeks to maintain a minimum average weighted market capitalization of $5 billion.

Value stocks are broadly defined as equities which have a price-to-earnings ratio and a price-to-book ratio less than the relative market average with dividends tending to be higher than the relative market average. Also, value stocks tend to have a beta (a measure of the stocks price volatility relative to the overall market, i.e. the S&P 500) less than 1.0.

What influenced the Fund’s performance?

During the twelve months ended August 31, 2014, the Fund’s performance was affected by the volatility in the US equity market resulting from various economic concerns. While the “Fiscal Cliff” issues continue to loom, most seem to have considered it a non-event. The continual kicking of the proverbial can down the road has pushed the concern under the rug, allowing Congress ample time and the Treasury somewhat of an open ceiling. The Treasury was expected to run out of funds to pay the government’s bills by late February. However, another “suspension” of the debt ceiling occurred, pushing the discussion until next year which is conveniently after the midterm elections, appeasing both sides of the aisle. The precedent being established is to suspend the debt ceiling then Congress can later increase the limit to the level of debt outstanding. So with the recent one-year suspension it’s almost as if there is no limit on national debt in the short-term. The Federal Reserve’s new Fed Chair, Janet Yellen, and the unwinding of quantitative easing have been highly watched and scrutinized over the last twelve months. These and other issues continued to affect the markets throughout the year. During the period, the equity markets reached (and closed

MONTEAGLE SELECT VALUE FUND
A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

at) all-time market highs that exceeded even the pre-financial crisis levels. The S&P 500 trended cyclically with a positive move followed by a correction four times over the period. Most recently, from late July to mid-August, the S&P fell approximately 4%. Subsequently, the Index gained almost 5% from this low to the end of August, which has been a fascinating trend. The Dow Jones Industrial Average (the “Dow”) followed a similar trend, beginning the period at one of its lowest points. The Dow’s largest percentage fall over the last year was over the month of January when it lost approximately 7.26%. The Dow concluded August 31, 2014 at 17,098.45, approximately 18.2% higher than it began a year earlier. During the last twelve months the Federal Open Markets Committee of the Federal Reserve continued to maintain the Fed Funds rate at the range of 0% to 0.25%, where it has remained since December 2008. Quantitative easing continued to be unwound under Yellen. With an improving market, the Fund’s focus on a “value style, reversion-to-the-mean” has led to favorable performance. Overall, the Fund compares its performance to the S&P 500 Index and has performed very attractively. Moreover, the Fund’s performance was affected by its asset allocation weighting to the various sectors of the Index.

For the first fiscal quarter ended November 30, 2013, the portfolio holdings of the Fund outperformed the S&P 500 Index. The investments of the Fund experienced a 13.16% return versus a return for the Index of 11.16%. For the trailing 12-month period ended November 30, 2013, the portfolio holdings of the Fund significantly outperformed the Index with the investments of the Fund experiencing a 49.09% return versus a 30.30% return for the Index.

The broad sectors of the Index that improved the most on average during the first quarter were the Industrials (15.22%), Consumer Discretionary (13.07%) and Information Technology (12.96%) sectors while the Utilities (3.46%), Telecommunication Services (5.32%) and the Energy (7.21%) sectors, although positive, were the lowest performing within the Index. The portfolio performance was led by its holdings in the Information Technology, Consumer Staples and Industrial sectors during this quarter; the lower performing sectors in the portfolio were Utilities, Health Care and Telecommunication Services. The Index reached all-time record high levels during the quarter.

At the end of the first quarter, the portfolio holdings continued to be diversified across many sectors of the Index with less exposure to the Telecommunication Services, Utility and Health Care sectors. The largest sector allocations were Information Technology (21.3%), Financials (19.0%) and Industrials (11.4%). The Fund’s positive portfolio performance was primarily attributed to its top performing stock picks of First Solar, Inc. (62.9%), U.S. Steel Corp. (49.8%), and Safeway Inc. (35.0%). The Fund’s portfolio performance was most negatively affected by Newmont Mining (-17.6%), Teradata Corp. (-17.5%) and FirstEnergy Corp. (-12.9%). During the first quarter, six disposals were made in order to remove securities that achieved their target price and make room for new securities with more appreciation potential. Two new securities were purchased and two securities were averaged into in order to reinvest the cash. The cash balance continues to remain slightly elevated in order to allow cash to average into the equity market and/or find additional securities with positive appreciation potential. Cash represented 9.2% of the assets at the end of the quarter.

MONTEAGLE SELECT VALUE FUND
A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

For the second fiscal quarter ended February 28, 2014, the portfolio holdings of the Fund underperformed the S&P 500 Index. The investments of the Fund experienced a 1.51% return versus a return for the Index of 3.51%. For the trailing 12-month period ended February 28, 2014, the portfolio holdings of the Fund significantly outperformed the Index with the investments of the Fund experiencing a 36.71% return versus a 25.37% return for the Index.

The broad sectors of the Index that improved the most on average during the second quarter were the Health Care (7.81%), Materials (7.23%), and Information Technology (6.89%) sectors while the Telecommunication Services (-4.67%), Consumer Staples (-1.75%), and the Financials (0.84%) sectors, were the lowest performing within the Index. The portfolio performance was led by its holdings in the Consumer Staples, Information Technology and Financial sectors during this quarter; the lower performing sectors in the portfolio were Telecommunication Services, Utilities and Materials. The Index reached all-time record high levels during the quarter after a 5% correction in January.

At the end of the second quarter, the portfolio holdings continued to be diversified across many sectors of the Index with less exposure to the Telecommunication Services, Utility and Health Care sectors. The largest sector allocations are Financials (20.5%), Information Technology (17.0%) and Industrials (14.4%). The Fund’s positive portfolio performance was primarily attributed to its top performing stock picks of CF Industries (15.42%), Lockheed Martin Corp. (14.56%), and H&R Block, Inc. (13.45%). The Fund’s portfolio performance was most negatively affected by Diamond Offshore Drilling, Inc. (-21.2%), Cliffs Natural Resources, Inc. (-19.9%) and CME Group, Inc. (-9.9%). During the second quarter, three disposals were made in order to remove securities that achieved their target price and make room for new securities with more appreciation potential. Eight purchases were made, four new purchases in January which were averaged into again in February in order to reinvest the cash. The slightly elevated cash balance was reduced in the quarter following the market correction in late January. As of the end of the second quarter, cash represented 4.1% of the assets.

For the third fiscal quarter ended May 31, 2014, the portfolio holdings of the Fund outperformed the S&P 500 Index. The investments of the Fund experienced a 5.06% return versus a return for the Index of 3.97%. For the trailing 12-month period ended May 31, 2014, the portfolio holdings of the Fund outperformed the Index with the investments of the Fund experiencing a 23.37% return versus a 20.45% return for the Index.

The broad sectors of the Index that improved the most on average during the third quarter were the Telecommunication Services (9.86%), Energy (9.55%), and Consumer Staples (7.00%) sectors while the Consumer Discretionary (-1.12%), Health Care (0.74%), and the Financial (3.42%) sectors, were the lowest performing within the Index. The portfolio performance was led by its holdings in the Health Care, Utilities and Telecommunication Services sectors during this quarter; the lower performing sectors in the portfolio were Consumer Discretionary, Industrials and Consumer Staples. The Index again reached all-time record high levels, this time at the end of the third quarter ending May 31, 2014. This followed a 4% correction in early April.

MONTEAGLE SELECT VALUE FUND
A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

At the end of the third quarter, the portfolio holdings continued to be diversified across many sectors of the Index with less exposure to the Telecommunication Services, Utility and Materials sectors. The largest sector allocations were Financials, Consumer Discretionary and Industrials. The Fund’s positive portfolio performance was primarily attributed to its top performing stock picks of Allegheny Technologies (29.23%), Exelon Corp. (21.11%), and Apple Computer, Inc. (20.29%). The Fund’s portfolio performance was most negatively affected by Cliffs Natural Resources, Inc. (-21.72%), RR Donnelley & Sons Co. (-17.20%) and International Game Technology (-9.36%). During the third quarter, six disposals were made primarily in order to remove securities that achieved their target price and make room for new securities with more appreciation potential. Four purchases of new securities were made in April. While the cash balance was reduced in the previous quarter following the market correction in late January, the elevated cash balance at the end of the quarter ended May 31, 2014 is to allow opportunities to average into the market following a potential correction after new record highs. As of the end of the third quarter, cash represented 12.9% of the assets.

For the fourth quarter ended August 31, 2014, the portfolio holdings of the Fund outperformed the S&P 500 Index. The investments of the Fund experienced a 5.48% return versus a return for the Index of 4.69%. For the trailing 12-month period ended August 31, 2014, the portfolio holdings of the Fund outperformed the Index with the investments of the Fund experiencing a 27.29% return versus a 25.25% return for the Index.

The broad sectors of the Index that improved the most on average during the quarter were the Health Care (8.55%), Information Technology (8.03%) and Consumer Discretionary (6.32%) sectors while the Industrials (0.95%), Telecommunication Services (1.20%) and the Utilities (2.65%) sectors, were the lowest performing within the Index. The portfolio performance was led by its holdings in the Basic Materials, Technology and Consumer Staples sectors during this quarter; the lower performing sectors in the portfolio were Utilities, Energy and Communications. The Index again closed at all-time record high levels, ending the quarter at 2,003.37. This followed another 4% correction over a ten-day period in late July to early August.

At the end of the fourth quarter, the portfolio holdings continued to be diversified across many sectors of the Index with less exposure to the Communications, Utility and Materials sectors. The largest sector allocations are Consumer Discretionary, Consumer Staples and Energy. The Fund’s positive portfolio performance was primarily attributed to its top performing stock picks of U.S. Steel (67.95%), International Game Technology (36.82%), and Edwards Lifesciences Corp. (22.24%). The Fund’s portfolio performance was most negatively affected by Exelon Corp. (-8.41%), Transocean LTD. (-7.33%) and Diamond Offshore Drilling, Inc. (-6.82%). During the fourth quarter, seven disposals were made primarily in order to remove securities that achieved their target price and make room for new securities with more appreciation potential. Eight purchases were made in June, purchasing some new names and averaging into existing securities. The elevated cash balance at August 31, 2014 is to allow for payment of the large capital distribution following the close of the fiscal year. As of August 31, 2014 cash represented 15.1% of the assets.

MONTEAGLE SELECT VALUE FUND
A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

What is the Fund’s strategy?

The Fund will continue to concentrate on equities contained in the S&P 500 which generally consists of large name brand corporations with good fundamentals and broad product diversification. The Fund’s adviser will continue to be disciplined in the use of its predominate strategy of reversion-to-the-mean by applying its “value investing” approach valuation model; thereby, allowing the market’s volatility to identify those securities that become under-valued and are poised to be the next performers in the market. Sector allocation in the Fund’s portfolio will primarily be determined by which companies are available for purchase pursuant to the Fund’s strategy. It is anticipated that the Fund may hold higher levels of cash during extended periods of market uncertainty and will selectively invest the cash into equities identified by the primary investment strategy as opportunities present themselves or for dollar-cost-averaging into currently held positions. This strategy is executed with a long-term outlook and will have periods of under-performance and out-performance versus its Index. Therefore, the Fund’s daily performance can and will vary dependant upon current market conditions.

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Matrix Capital Group, Inc.

Management’s Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

MONTEAGLE SELECT VALUE FUND
PERFORMANCE — August 31, 2014 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Monteagle Select Value Fund and the S&P 500 Index

Average Annual Total Return (for the periods ended August 31, 2014)
	One Year	Five Years	Ten Years
Monteagle Select Value Fund	27.29%	18.89%	7.15%
S&P 500 Index	25.25%	16.89%	8.38%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Select Value Fund versus the S&P 500 Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Monteagle Select Value Fund, which will not invest in certain securities comprising this index.

MONTEAGLE VALUE FUND
A DISCUSSION OF FUND PERFORMANCE (Unaudited)

How did the Fund Perform?

For the year ended August 31, 2014, the Fund reported a total return of 23.94%. The S&P 500 Index® had total returns of 25.25% for the same time period. The Fund’s net asset value per share as of August 31, 2014 was $18.60 versus $15.17 at August 31, 2013.

What is the Fund’s investment approach?

The Fund’s investment goal is to achieve maximum returns through investing in undervalued companies. The Fund determines value usually based on price-to-earnings ratios, but also reviews historical price to book value ratios, dividend yield and balance sheet quality in determining whether prospective investments are truly undervalued. The adviser will hold 40 to 50 equities. The Fund seeks to maintain a minimum average market capitalization of $5 billion. The current average market capitalization exceeds $49 billion. The current price earnings ratio is 14.1 times 2015 earnings and currently yields 2.7 percent. The S&P 500 currently trades at 15.8 times 2014 earnings and yields 1.9 percent.

The Fund’s adviser also makes industry determinations based upon interest rate cycles. Historical relationships between short-term and long-term U.S. Treasury securities impact industry weightings as easier money promotes growth in inflation while tight money favors disinflation.

As a general rule, new investments are made based on historical quantitative valuation measures that the Fund deems as undervalued. Conversely, the positions which are sold usually reach quantitative valuation measures that the Fund deems fully or overvalued. Decisions to reduce or sell partial holdings are based on industry overweightings.

The Fund also makes investments for the long-term holding the positions for three to five years unless extraordinary events such as mergers, acquisitions or deterioration of the industry or company.

What influenced the Fund’s performance?

During the year ended August 31, 2014, the Fund achieved its performance as a result of renewed economic activity and the overall strength in the U.S. equity markets. Financial normalcy was a contributing factor to the healthy market returns as basic credit facilities were provided to corporations and risk taking occurred for corporate borrowing. Interest rates have fluctuated in the past twelve months with no clear upward bias. Not until there is robust economic activity, do we anticipate sustained rising interest rates. Deflationary forces have appeared more recently complicating which direction interest rates move.

During the first quarter ending November 30, 2013 the Monteagle Value Fund performed in line with the S&P 500 returning 10.64% versus 11.16% for the S&P 500. The Great Rotation from bonds to stocks began in 2013 as $352 billion went into stock funds and stock ETF’s, while $86 billion left bond funds. The Great Rotation has morphed into Great Return for stocks during the past twenty four months.

MONTEAGLE VALUE FUND
A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

Economically sensitive issues including energy, commodities, and industrials remained stagnant during the quarter. The Federal Reserve’s QE III was in full swing during the quarter which contributed to the good market performance for overall stock prices.

During the quarter, the Fund sold Dell Computer. The Fund made new investments in Wolseley PLC-ADR, Takeda Pharmaceutical Co-ADR, Exxon Mobil, and Nomura Holdings, Inc.-ADR.

During the second quarter ending February 28, 2014 the Monteagle Value Fund outperformed the S&P 500. During the quarter ended February 28, 2014, the Fund returned 5.37% versus 3.51% for the S&P 500. Federal Reserve policy continued to maintain low short-term interest rates and money is growing at an 8% rate during the quarter. The Fed reduced its purchases to $65 billion in bonds in the open market during this period. The Monteagle Value Fund continues to favor economically sensitive issues and believes that an economic recovery will bid commodity prices higher. The Fund favors industrials, energy and materials industries.

During the quarter the Fund sold Cal-Maine Foods, Chemtura Corp., Barrick Gold, Raytheon Company, Vulcan Materials Co., Nuvasive, Inc., Halliburton Co., and American Railcar Ind. The Fund made investments in Abercrombie & Fitch Co. Cl A, Ford Motor Company, Kulicke & Soffa, Dean Foods, Cooper Tire & Rubber, Freeport McMoran Copper & Gold, Triumph Group, and the Mosaic Company.

During the third quarter ending May 31, 2014 the Monteagle Value Fund slightly outperformed the S&P 500 returning 4.57% versus 3.97%. The market remained resilient with no meaningful correction since 2011. During the quarter, the Federal Reserve announced further tapering through the current QE III reducing purchases to $50 billion per month.

The Monteagle Value Fund continued to favor economically sensitive issues. Economic activity experienced improvement during the quarter and pointed to improving revenue and earnings growth for U.S. corporations.

During the quarter the Fund sold Calgon Carbon Corp., Eastman Chemical, and part of its Merck & Co. position. The Fund made investments in Cirrus Logic, Inc., CVR Energy, D.R. Horton, Republic Services, Inc., and Stepan Co.

During the fourth quarter ending August 31, 2014, the Monteagle Value Fund underperformed versus the S&P 500. During the quarter ended August 31, 2014, the Fund returned 1.66% versus 4.69%. The Fund’s quarterly performance was affected by declines in energy prices impacting the oil positions in the Fund. The Federal Reserve responded to pressure to reduce its purchases in the Open Markets by stating that employment data and inflation targets have not been achieved and that it will remain diligent to continue accommodating liquidity to the financial markets.

During the quarter the Fund reduced positions in Merck & Co. and Textron, Inc. The Fund made investments in Commercial Metals Co., Coach, Inc., and Cliffs Natural Resources.

MONTEAGLE VALUE FUND
A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

What is the Fund’s current strategy?

The Fund continues to focus on consistency in earnings in its holdings. The Fund remains committed to economically sensitive issues including energy, materials, and industrials. The Fund has a modest overweight in materials, telecommunications, and industrials as the economic recovery continues to sputter and recent Fed policy statements indicated they were concerned that it would be willing to accept higher inflation as it fends off deflationary forces. The Fund is underweight industrials, energy, financials, technology, consumer discretion, and consumer staples. The Fund has increased its holdings into international ADR’s believing the worldwide recovery has begun.

The Fund’s current industry weightings are as follows

	MVRGX	S&P 500
Industrials	9.7%	10.3%
Energy	9.5%	9.9%
Materials	25.7%	3.5%
Financials	3.5%	16.3%
Health	10.0%	13.9%
Technology	9.3%	19.4%
Telecom	8.8%	2.4%
Utilities	6.8%	3.0%
Consumer Discretion	11.2%	11.9%
Consumer Staples	2.1%	9.5%
Other Holdings	3.7%	0.0%

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Matrix Capital Group, Inc.

Management’s Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

MONTEAGLE VALUE FUND
PERFORMANCE — August 31, 2014 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Monteagle Value Fund, the S&P 500 Index and the Russell 2000 Value Index

Average Annual Total Return (for the periods ended August 31, 2014)
	One Year	Five Years	Ten Years
Monteagle Value Fund	23.94%	15.37%	9.09%
S&P 500 Index	25.25%	16.89%	8.38%
Russell 2000 Value Index	18.10%	15.75%	8.43%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Value Fund versus the S&P 500 Index and the Russell 2000 Value Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index and the Russell 2000 Value Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the indices; so too with the Monteagle Value Fund, which will not invest in certain securities comprising these indices.

THE TEXAS FUND
A DISCUSSION OF FUND PERFORMANCE (Unaudited)

From inception on September 17, 2013 (Fund Inception) to August 31, 204, The Texas Fund (the “Fund”) had a total return of 9.10%. The S&P 500 Index® (“S&P 500” or “Index”) had a total return of 19.86% for the same period. The Fund’s net asset value per share as of August 31, 2014 was $10.91 versus $10.00 on September 17, 2013.

What is the Fund’s investment approach?

The Fund’s investment goal is long-term capital appreciation. The Fund invests in a broad market capitalization across the various sectors and sizes of the Texas economy keeping 80% or more of the fund invested in companies: 1) headquartered in Texas, 2) organized under Texas state laws, or 3)that derive 50% of revenues or profits or have 50% of their assets in Texas. The adviser limits the pool of stocks considered for purchase to only those equities with market capitalization greater than $1 billion. The adviser also limits the amount in any one sector to less than 25% of the overall portfolio of companies.

In selecting stocks, the Fund’s adviser ranks stocks in each sector. An equal weighting is applied across the rankings for each sector with some weighted more heavily. Company rankings are determined by the Fund after analyzing the financials, valuation, and growth prospects in comparison with their peers in their respective sector. The overall objective is to hold companies for a long term period to allow the capture of their growth within the Texas economy.

Since there are a number of small and mid-cap companies in Texas and the Fund does not give specific preference to large caps, the Fund tends to have an average market capitalization between $4 billion to $6 billion. The Fund also maintains investments across the spectrum of Texas companies from those considered to be value companies to those considered growth companies.

What influenced the Fund’s performance?

During the period from inception to August 31, 2014, the Fund’s performance was affected primarily by a dispersion of large cap returns from small caps. Broad indices such as the S&P 500 that are weighted towards large companies outperformed in the period as small caps became more volatile. This has been considered by some as a “flight to quality”. The Fund’s adviser maintained the investment weighting as is consistent with the strategy of investing across the landscape of Texas based companies.

The first quarter that the Fund was opened, the Texas Fund returned 3.90% compared to the S&P 500 which returned 6.38% while the Russell 3000 Index (“Russell 3000”) was up 6.26%. During the quarter, energy stocks began to pull back in November which negatively affected both small and mid-cap stocks. The downturn was short lived as the small & mid cap stocks recovered from mid- December through the end of the year. When The Texas Fund opened, the Fund steadily invested the cash on hand as the market cycled and were approximately 75% invested in stocks with the remaining 25% in cash as of 9/30/2013. That weighting was held until mid-November and continued to invest more cash and went into the end of the year attempting to maintain 90% or more invested in stocks. The Fund opened small put option positions in the exchange traded funds, MDY and XLE, to provide downside protection.

THE TEXAS FUND
A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

For the second quarter, The Texas Fund returned 2.21% compared to the S&P 500 which returned 3.51% while the Russell 3000 was up 4.11%. The Fund underperformed the Russell 3000 due to the heaviest weighted sectors; energy, industrials and consumer discretionary. These three sectors underperformed overall markets after having strong performance the prior year. During the quarter, the Fund added weight to companies which the adviser believed would capture more local growth in Texas. The Fund maintained a cash position below 5% during the quarter.

For the third quarter, The Fund returned 0.09% compared to the S&P 500 which returned 3.97% while the Russell 3000 was up 2.85%. Small cap stocks underperformed during the quarter which negatively affected the holdings of the Fund, with the exception being our energy holdings, which performed well despite being weighted to small caps.

For the fourth quarter, the Fund returned 2.63% compared to the S&P 500 which returned 4.69% while the Russell 3000 was up 4.70%. Small cap stocks continued to underperform the broader markets during this quarter which negatively affected the funds position. During this quarter, the adviser graded and rebalanced the portfolio to prepare for the upcoming year. Some positions were eliminated based on the adviser’s grading system which resulted in an increase in average market cap. The reduction in positions was concentrated in the energy sector. The investment team believes with the reduction in energy positions, due to the grading system, the energy portion of the Fund is in a fundamentally stronger position than before. During the fourth quarter the adviser increased put option positions to further hedge energy exposure.

For the entire year the Fund’s adviser maintained exposure to the Texas economy while trying to battle downside pressure from small cap stocks and at times energy. While the Fund underperformed the larger market cap benchmarks, the Fund gave investors at 9.10% return through its first year of existence.

What is the Fund’s strategy?

The Fund will continue to concentrate on Texas based equities in order to take advantage of the Texas business climate and prospects for growth. The Fund’s adviser will continue evaluate and monitor the investment of the Fund to capture the growth in equities in the growing Texas economy. At the current point in time, the Adviser believes the growth of Texas businesses will outpace the overall US and that difference will be passed on to investors. Therefore, the adviser seeks to maintain long term equity positions that grow in market cap with the Texas economy. As Small caps have underperformed over the past year, the adviser is compelled that investors are currently getting a very good value for average future earnings growth estimates when compared the S&P 500 and sees no reason to change the investment approach.

It is anticipated that the Fund may hold higher levels of cash during extended periods of market uncertainty and will selectively increase options positions where the adviser sees a need for additional downside protection.

THE TEXAS FUND
A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Matrix Capital Group, Inc.

Management’s Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

THE TEXAS FUND
PERFORMANCE — August 31, 2014 (Unaudited)

Comparision of the Change in Value of a $10,000 Investment
in The Texas Fund Class I shares and the S&P 500 Index

Average Annual Total Return (for the periods ended August 31, 2014)
Since Inception(a)
The Texas Fund Class I	9.10%
The Texas Fund Class C with redemption fee	7.02%
The Texas Fund Class C without redemption fee	8.10%
S&P 500 Index	19.86%

(a)	Represents the period from the commencement of operations (September 17, 2013) through August 31, 2014.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of The Texas Fund versus the S&P 500 Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with The Texas Fund, which will not invest in certain securities comprising this index.

MONTEAGLE FIXED INCOME FUND
SUPPLEMENTARY PORTFOLIO INFORMATION — August 31, 2014 (Unaudited)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
U.S. Treasury Note, 2.00%, due 11/15/2021	4.67%
U.S. Treasury Note, 1.75%, due 05/15/2022	4.57%
U.S. Treasury Note, 1.625%, due 08/15/2022	4.51%
FHLMC, 4.875%, due 06/13/2018	2.65%
U.S. Treasury Note, 3.125%, due 05/15/2021	2.52%
U.S. Treasury Note, 2.125%, due 08/15/2021	2.36%
Federal Farm Credit Banks, 2.64%, due 08/12/2021	2.35%
AT&T, Inc., 5.800%, due 02/15/2019	2.05%
Chubb Corp., 5.75%, due 05/15/2018	2.01%
Cisco Systems, Inc., 4.95%, due 02/15/2019	1.98%

Sector Allocation	(% of Net Assets)
Corporate Bonds	58.07%
U.S. Government and Agency Obligations	28.99%
Money Market Funds	7.98%
Mortgage-Backed Securities	4.41%
Other Assets in Excess of Liabilities	0.55%
100.00%

MONTEAGLE INFORMED INVESTOR GROWTH FUND
SUPPLEMENTARY PORTFOLIO INFORMATION — August 31, 2014 (Unaudited)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
Powershares QQQ Trust Series 1	6.09%
Gilead Sciences, Inc.	5.58%
Salix Pharmaceuticals Ltd.	5.13%
Vipshop Holdings Ltd. - ADR	5.10%
Trinity Industries, Inc.	5.09%
Spirit Airlines, Inc.	4.64%
Southwest Airlines Co.	4.62%
Skyworks Solutions, Inc.	4.61%
Universal Health Services, Inc.	4.57%
United Rentals, Inc.	4.54%

Top Ten Portfolio Industries	(% of Net Assets)
Internet	11.84%
Airlines	10.56%
Pharmaceuticals	10.23%
Commercial Services	7.96%
Biotechnology	7.60%
Auto Parts & Equipment	5.20%
Miscellaneous Manufacturing	5.09%
Semiconductors	4.61%
Healthcare - Services	4.57%
Retail	3.88%
71.54%

Economic Sectors with Cash and Other Assets	(% of Net Assets)
Consumer, Non-cyclical	31.48%
Consumer, Cyclical	27.90%
Money Market Funds	12.39%
Communications	11.84%
Exchange Traded Funds	8.06%
Industrial	5.09%
Technology	4.61%
Energy	1.13%
Liabilities in Excess of Other Assets	(2.50)%
100.00%

MONTEAGLE QUALITY GROWTH FUND
SUPPLEMENTARY PORTFOLIO INFORMATION — August 31, 2014 (Unaudited)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
Apple, Inc.	6.37%
Walt Disney Co.	3.85%
Home Depot, Inc.	2.98%
Coca-Cola Co.	2.93%
BlackRock, Inc.	2.92%
QUALCOMM, Inc.	2.87%
Roper Industries, Inc.	2.82%
Goldman Sachs Group, Inc.	2.74%
Baxter International, Inc.	2.63%
Express Scripts Holding Co.	2.50%

Top Ten Portfolio Industries	(% of Net Assets)
Retail	12.35%
Computers	8.24%
Internet	6.61%
Media	5.60%
Banks	5.23%
Diversified Financial Services	4.91%
Biotechnology	4.52%
Pharmaceuticals	4.31%
Telecommunications	3.47%
Food	3.39%
58.63%

Economic Sectors with Cash and Other Assets	(% of Net Assets)
Consumer, Non-cyclical	19.72%
Consumer, Cyclical	19.33%
Communications	15.69%
Financial	12.75%
Industrial	12.42%
Technology	12.26%
Energy	3.34%
Basic Materials	2.69%
Money Market Funds	1.77%
Other Assets in Excess of Liabilities	0.03%
100.00%

MONTEAGLE SELECT VALUE FUND
SUPPLEMENTARY PORTFOLIO INFORMATION — August 31, 2014 (Unaudited)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
Humana, Inc.	4.02%
WellPoint, Inc.	3.58%
Applied Materials, Inc.	3.18%
Raytheon Co.	2.92%
Whirlpool Corp.	2.90%
Allegheny Technologies, Inc.	2.81%
Baker Hughes, Inc.	2.76%
CVS Health Corp.	2.73%
Rowan Cos. PLC	2.65%
H&R Block, Inc.	2.60%

Top Ten Portfolio Industries	(% of Net Assets)
Retail	13.00%
Oil & Gas	9.55%
Healthcare - Services	7.61%
Commercial Services	4.83%
Computers	4.49%
Banks	4.42%
Aerospace & Defense	4.31%
Iron & Steel	3.52%
Transportation	3.20%
Semiconductors	3.18%
58.11%

Economic Sectors with Cash and Other Assets	(% of Net Assets)
Money Market Funds	20.52%
Consumer, Cyclical	18.36%
Consumer, Non-cyclical	17.16%
Energy	12.31%
Industrial	11.03%
Financial	10.74%
Technology	8.91%
Basic Materials	3.52%
Utilities	1.86%
Communications	0.86%
Liabilities in Excess of Other Assets	(5.27)%
100.00%

MONTEAGLE VALUE FUND
SUPPLEMENTARY PORTFOLIO INFORMATION — August 31, 2014 (Unaudited)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
EI du Pont de Nemours & Co.	3.41%
AT&T, Inc.	3.35%
International Paper Co.	3.25%
Duke Energy Corp.	3.02%
Verizon Communications, Inc.	2.87%
Intel Corp.	2.85%
Merck & Co., Inc.	2.64%
Abercrombie & Fitch Co. - Class A	2.60%
Cooper Tire & Rubber Co.	2.51%
Bristol-Myers Squibb Co.	2.43%

Top Ten Portfolio Industries	(% of Net Assets)
Telecommunications	9.79%
Oil & Gas	9.42%
Chemicals	9.35%
Semiconductors	7.16%
Pharmaceuticals	6.16%
Iron & Steel	4.73%
Electric	4.64%
Retail	4.10%
Healthcare - Products	4.03%
Forest Products & Paper	3.25%
62.63%

Economic Sectors with Cash and Other Assets	(% of Net Assets)
Basic Materials	19.42%
Industrial	13.71%
Consumer, Non-cyclical	12.35%
Consumer, Cyclical	11.59%
Energy	10.84%
Communications	9.79%
Money Market Funds	9.53%
Technology	7.16%
Utilities	4.64%
Financial	2.18%
Liabilities in Excess of Other Assets	(1.21)%
100.00%

THE TEXAS FUND
SUPPLEMENTARY PORTFOLIO INFORMATION — August 31, 2014 (Unaudited)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
Westlake Chemical Corp.	1.67%
Eagle Materials, Inc.	1.65%
Celanese Corp.	1.61%
Commercial Metals Co.	1.55%
Flotek Industries, Inc.	1.53%
Rackspace Hosting, Inc.	1.48%
Cirrus Logic, Inc.	1.45%
SolarWinds, Inc.	1.43%
HomeAway, Inc.	1.41%
Tyler Technologies, Inc.	1.39%

Top Ten Portfolio Industries	(% of Net Assets)
Oil & Gas	11.30%
Retail	9.95%
Oil & Gas Services	9.44%
Banks	6.53%
Commercial Services	4.93%
Semiconductors	4.72%
Insurance	3.33%
Software	3.32%
Chemicals	3.28%
Internet	3.22%
60.02%

Economic Sectors with Cash and Other Assets	(% of Net Assets)
Energy	23.64%
Industrial	14.80%
Consumer, Cyclical	13.83%
Financial	12.98%
Consumer, Non-cyclical	11.74%
Technology	8.97%
Communications	5.54%
Basic Materials	4.83%
Utilities	2.80%
Money Market Funds	1.38%
Call Options	0.25%
Put Options	0.21%
Liabilities in Excess of Other Assets	(0.97)%
100.00%

MONTEAGLE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS — August 31, 2014

Par Value	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (b) - 28.99%	Fair Value
	U.S. Treasury Notes - 19.86%
$2,000,000	1.625%, due 08/15/2022	$1,922,734
2,000,000	1.75%, due 05/15/2022	1,945,938
2,000,000	2.00%, due 11/15/2021	1,991,328
1,000,000	2.125%, due 08/15/2021	1,006,016
500,000	2.625%, due 08/15/2020	521,543
1,000,000	3.125%, due 05/15/2021	1,072,344
		8,459,903
	Federal Farm Credit Bank - 3.53%
500,000	1.33%, due 11/20/2017	500,016
1,000,000	2.64%, due 08/12/2021	1,000,524
		1,500,540

	Federal Home Loan Mortgage Corporation - 4.40%
500,000	3.75%, due 03/27/2019	546,107
1,000,000	4.875%, due 06/13/2018	1,129,409
175,000	5.00%, due 12/14/2018	199,421
		1,874,937
	Federal National Mortgage Association - 1.20%
500,000	5.00%, due 03/02/2015	512,269

	Total U.S. Government and Agency Obligations (Cost $12,412,002)	12,347,649

Par Value	CORPORATE BONDS (b) - 58.07%	Fair Value
	Aerospace & Defense - 1.33%
$500,000	United Technologies Corp., 5.375%, due 12/15/2017	$565,153

	Agriculture - 1.15%
500,000	Philip Morris International, Inc., 2.50%, due 08/22/2022	490,059

	Banks - 13.51%
500,000	Goldman Sachs Group, Inc., 5.95%, due 01/18/2018	564,637
500,000	JPMorgan Chase & Co., 4.35%, due 08/15/2021	543,632
500,000	JPMorgan Chase & Co., 6.00%, due 01/15/2018	568,375
500,000	Manufacturers & Traders Trust Co., 1.45%, due 03/07/2018	496,465
500,000	Morgan Stanley, 3.45%, due 11/02/2015	515,302
500,000	Northern Trust Corp., 2.375%, due 08/02/2022	488,151
500,000	PNC Funding Corp., 4.375%, due 08/11/2020	550,884
500,000	U.S. Bancorp, 2.20%, due 11/15/2016	514,133
500,000	Wells Fargo & Co., 1.15%, 06/02/2017	498,871
500,000	Wells Fargo & Co., 3.45%, 02/13/2023	504,015

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS — August 31, 2014 (Continued)

Par Value	CORPORATE BONDS (b) - 58.07% (Continued)	Fair Value
	Banks - 13.51% (Continued)
$500,000	Westpac Banking Corp., 2.00%, due 08/14/2017	$510,605
		5,755,070
	Biotechnology - 1.24%
250,000	Amgen, Inc., 4.50%, due 03/15/2020	274,344
250,000	Amgen, Inc., 4.85%, due 11/18/2014	252,302
		526,646
	Computers - 1.41%
600,000	International Business Machines Corp., 1.25%, 02/08/2018	598,151

	Diversified Financial Services - 2.98%
250,000	CME Group, Inc., 3.00%, due 09/15/2022	251,781
500,000	General Electric Capital Corp., 3.15%, due 09/07/2022	507,806
500,000	Toyota Motor Credit Corp., 3.20%, due 06/17/2015	511,371
		1,270,958
	Electric - 2.61%
500,000	Duke Energy Florida, Inc., 4.55%, due 04/01/2020	557,444
500,000	Georgia Power Co., 4.25%, due 12/01/2019	554,437
		1,111,881
	Electrical Components & Equipment - 0.64%
250,000	Emerson Electric Co., 5.125%, due 12/01/2016	273,974

	Healthcare - Products - 2.42%
750,000	Becton Dickinson and Co., 3.125%, due 11/08/2021	776,617
250,000	Medtronic, Inc., 3.125%, 03/15/2022	254,663
		1,031,280
	Insurance - 3.20%
500,000	Berkshire Hathaway Finance Corp., 3.00%, due 05/15/2022	507,916
750,000	Chubb Corp., 5.75%, due 05/15/2018	855,188
		1,363,104
	Machinery - Diversified - 1.95%
750,000	Deere & Co., 4.375%, due 10/16/2019	832,420

	Metal Fabricate & Hardware - 1.14%
500,000	Precision Castparts Corp., 2.50%, due 01/15/2023	485,600

	Miscellaneous Manufacturing - 2.47%
250,000	3M Co., 1.00%, due 06/26/2017	249,800
250,000	3M Co., 2.00%, due 06/26/2022	242,219
500,000	General Electric Co., 5.25%, due 12/06/2017	560,809
		1,052,828
	Office & Business Equipment - 0.65%
250,000	Pitney Bowes, Inc., 5.75%, due 09/15/2017	276,790

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS — August 31, 2014 (Continued)

Par Value	CORPORATE BONDS (b) - 58.07% (Continued)	Fair Value
	Oil & Gas - 2.95%
$500,000	BP Capital Markets PLC, 2.50%, due 11/06/2022	$483,054
250,000	BP Capital Markets PLC, 4.75%, due 03/10/2019	278,939
250,000	Shell International Finance BV, 1.125%, due 08/21/2017	249,864
250,000	Shell International Finance BV, 2.375%, due 08/21/2022	243,337
		1,255,194
	Oil & Gas Services - 1.79%
750,000	Halliburton Co., 2.00%, due 08/01/2018	760,298

	Pharmaceuticals - 4.67%
750,000	Allergan, Inc., 5.75%, due 04/01/2016	805,082
500,000	AstraZeneca PLC, 1.95%, due 09/18/2019	498,394
500,000	GlaxoSmithKline Capital, Inc., 5.65%, due 05/15/2018	572,825
100,000	Johnson & Johnson, 5.15%, due 07/15/2018	113,779
		1,990,080
	Real Estate Investment Trust - 1.78%
750,000	Simon Property Group LP, 2.20%, due 02/01/2019	759,613

	Retail - 1.16%
250,000	Costco Wholesale Corp., 1.125%, due 12/15/2017	248,329
250,000	Costco Wholesale Corp., 1.70%, due 12/15/2019	246,526
		494,855
	Semiconductors - 2.64%
750,000	Broadcom Corp., 2.70%, 11/01/2018	773,317
350,000	Intel Corp., 1.35%, 12/15/2017	350,068
		1,123,385
	Software - 1.14%
500,000	Oracle Corp., 2.50%, due 10/15/2022	487,400

	Telecommunications - 5.24%
750,000	AT&T, Inc., 5.80%, due 02/15/2019	871,442
750,000	Cisco Systems, Inc., 4.95%, due 02/15/2019	844,771
500,000	Verizon Communications, Inc., 3.00%, due 04/01/2016	517,290
		2,233,503

	Total Corporate Bonds (Cost $24,142,226)	24,738,242

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS — August 31, 2014 (Continued)

Par Value	MORTGAGE-BACKED SECURITIES (b) - 4.41%	Fair Value
	Federal Home Loan Mortgage Corporation - 2.17%
$560,411	Pool J19285, 2.50%, due 06/01/2027	$568,455
71,442	Series 15L, 7.00%, due 07/25/2023	80,076
260,945	Series 2841 BY, 5.00%, due 08/15/2019	276,783
		925,314
	Federal National Mortgage Association - 0.93%
84,909	Pool 545759, 6.50%, due 07/01/2032	98,624
22,668	Pool 725421, 7.00%, due 09/01/2017	23,671
49,073	Pool 754289, 6.00%, due 11/01/2033	55,732
93,791	Pool 882684, 6.00%, due 06/01/2036	106,249
103,881	Series 2007-40-PT, 5.50%, due 05/25/2037	113,752
		398,028
	Government National Mortgage Association - 1.31%
108,452	Pool 476998, 6.50%, due 07/15/2029	125,088
69,331	Pool 648337, 5.00%, due 10/15/2020	74,365
39,244	Pool 676516, 6.00%, due 02/15/2038	44,172
103,832	Series 2012-52-PM, 3.50%, due 12/20/2039	108,278
227,144	Series 2012-91-HQ, 2.00%, due 09/20/2041	204,257
		556,160

	Total Mortgage-Backed Securities (Cost $1,831,883)	1,879,502

Shares	MONEY MARKET FUNDS - 7.98%	Fair Value
3,400,580	Fidelity Institutional Money Market Fund Class I, 0.09% (a) (Cost $3,400,580)	$3,400,580

	Total Investments at Fair Value - 99.45% (Cost $41,786,691)	$42,365,973

	Other Assets in Excess of Liabilities, Net - 0.55%	234,702

	Net Assets - 100.00%	$42,600,675

(a)	Rate shown represents the 7-day yield at August 31, 2014, is subject to change and resets daily.

(b)
Categorized in level 2 of the fair value hierarchy; for additional information and description of the levels, refer to the table included in Note 2 of the accompanying notes to the financial statements.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE INFORMED INVESTOR GROWTH FUND
SCHEDULE OF INVESTMENTS — August 31, 2014

Shares	COMMON STOCKS - 67.30%	Fair Value
	Airlines - 10.56%
4,000	Alaska Air Group, Inc.	$185,360
20,600	Southwest Airlines Co.	659,406
9,400	Spirit Airlines, Inc. (a)	661,666
		1,506,432
	Apparel - 0.96%
2,000	Under Armour, Inc. (a)	136,720

	Auto Manufacturers - 3.59%
1,900	Tesla Motors, Inc. (a)	512,430

	Auto Parts & Equipment - 5.20%
6,000	Delphi Automotive PLC	417,480
3,200	Lear Corp.	323,616
		741,096
	Beverages - 1.12%
1,200	Keurig Green Mountain, Inc.	159,984

	Biotechnology - 7.60%
7,400	Gilead Sciences, Inc. (a)	796,092
1,600	Illumina, Inc. (a)	286,976
		1,083,068
	Commercial Services - 7.96%
3,400	FleetCor Technologies, Inc. (a)	488,546
5,500	United Rentals, Inc. (a)	647,075
		1,135,621
	Healthcare Services - 4.57%
5,700	Universal Health Services, Inc.	652,308

	Home Furnishing- 3.71%
4,600	Harman International Industries, Inc.	529,368

	Internet - 11.84%
8,500	Facebook, Inc. (a)	635,970
3,700	Qihoo 360 Technology Co. Ltd. - ADR (a)	324,971
3,700	Vipshop Holdings Ltd. - ADR (a)	727,531
		1,688,472
	Miscellaneous Manufacturing - 5.09%
15,000	Trinity Industries, Inc.	725,700

	Oil & Gas - 1.13%
1,000	Continental Resources, Inc. (a)	161,290

The accompanying notes are an integral part of the financial statements.

MONTEAGLE INFORMED INVESTOR GROWTH FUND
SCHEDULE OF INVESTMENTS — August 31, 2014 (Continued)

Shares	COMMON STOCKS - 67.30% (Continued)	Fair Value
	Pharmaceuticals - 10.23%
2,500	Allergan, Inc.	$409,200
1,400	Actavis PLC (a)	317,772
4,600	Salix Pharmaceuticals Ltd. (a)	731,906
		1,458,878
	Retail - 3.88%
2,000	Domino's Pizza, Inc.	150,900
4,800	Restoration Hardware Holdings, Inc. (a)	402,576
		553,476
	Semiconductors - 4.61%
11,600	Skyworks Solutions, Inc.	657,256

	Total Common Stocks (Cost $10,178,348)	11,702,099

Shares	EXCHANGE-TRADED FUNDS - 8.06%	Fair Value
8,700	Powershares QQQ Trust Series 1 (d)	$868,086
1,400	SPDR S&P 500 ETF Trust	280,994

	Total Exchange-Traded Funds (Cost $1,081,468)	1,149,080

Shares	MONEY MARKET FUND - 12.39%	Fair Value
1,766,895	Fidelity Institutional Money Market Fund Class I, 0.09% (b) (c) (Cost $1,766,895)	$1,766,895

	Total Investments at Fair Value - 102.50% (Cost $13,026,711)	$14,618,074

	Liabilities in Excess of Other Assets, Net - (2.50)%	(356,386)

	Net Assets - 100.00%	$14,261,688

(a)	Non-income producing security.

(b)	Rate shown represents the 7-day yield at August 31, 2014, is subject to change and resets daily.

(c)	A portion of this security is segregated as collateral for securities on loan at August 31, 2014. Total collateral had a fair value of $506,991 at August 31, 2014.

(d)	Security, or a portion of the security, is out on loan at August 31, 2014. Total loaned securities had a fair value of $498,900 at August 31, 2014.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE QUALITY GROWTH FUND
SCHEDULE OF INVESTMENTS — August 31, 2014

Shares	COMMON STOCKS - 98.20%	Fair Value
	Apparel - 2.11%
6,450	NIKE, Inc. - Class B	$506,647

	Banks - 5.23%
10,445	East West Bancorp, Inc.	363,904
3,680	Goldman Sachs Group, Inc.	659,125
4,555	Wells Fargo & Co.	234,309
		1,257,338
	Beverages - 2.93%
16,910	Coca-Cola Co.	705,485

	Biotechnology - 4.52%
1,054	Amgen, Inc.	146,906
4,784	Celgene Corp. (a)	454,576
4,529	Gilead Sciences, Inc. (a)	487,230
		1,088,712
	Chemicals - 2.69%
1,380	CF Industries Holdings, Inc.	355,585
1,178	Praxair, Inc.	154,966
1,695	Rockwood Holdings, Inc.	137,261
		647,812
	Computers - 8.24%
14,950	Apple, Inc.	1,532,375
1,329	International Business Machines Corp.	255,567
1,621	Stratasys, Ltd. (a)	194,455
		1,982,397
	Cosmetics & Personal Care - 1.94%
1,828	Colgate-Palmolive Co.	118,326
4,530	Estee Lauder Cos., Inc.	348,040
		466,366
	Distribution & Wholesale - 2.23%
2,178	WW Grainger, Inc.	536,224

	Diversified Financial Services - 4.91%
2,122	BlackRock, Inc.	701,385
2,260	Visa, Inc. - Class A	480,295
		1,181,680
	Electrical Components & Equipment - 2.27%
10,302	AMETEK, Inc.	545,388

	Electronics - 2.85%
4,320	Amphenol Corp. - Class A	445,003
7,254	Trimble Navigation Ltd. (a)	241,268
		686,271
	Entertainment - 1.07%
7,285	Cinemark Holdings, Inc.	257,088

The accompanying notes are an integral part of the financial statements.

MONTEAGLE QUALITY GROWTH FUND
SCHEDULE OF INVESTMENTS — August 31, 2014 (Continued)

Shares	COMMON STOCKS - 98.20% (Continued)	Fair Value
	Food - 3.39%
1,564	Hershey Co.	$142,981
2,475	J.M. Smucker Co.	253,935
3,185	McCormick & Co., Inc.	221,963
5,008	Whole Foods Market, Inc.	196,013
		814,892
	Healthcare - Products - 2.63%
8,431	Baxter International, Inc.	632,156

	Internet - 6.61%
900	Amazon.com, Inc. (a)	305,136
8,670	eBay, Inc. (a)	481,185
735	Google, Inc. - Class A (a)	428,035
660	Google, Inc. - Class C (a)	377,256
		1,591,612
	Leisure Time - 1.58%
2,618	Polaris Industries, Inc.	380,605

	Machinery - Diversified - 2.82%
4,504	Roper Industries, Inc.	678,122

	Media - 5.60%
7,695	Comcast Corp. - Class A	421,147
10,300	Walt Disney Co.	925,764
		1,346,911
	Metal Fabricate & Hardware - 0.62%
611	Precision Castparts Corp.	149,121

	Miscellaneous Manufacturing - 2.59%
1,455	3M Co.	209,520
5,395	Danaher Corp.	413,311
		622,831
	Oil & Gas - 2.29%
3,521	Exxon Mobil Corp.	350,199
1,409	Concho Resources, Inc. (a)	200,134
		550,333
	Oil & Gas Services - 1.05%
2,915	National Oilwell Varco, Inc.	251,943

	Pharmaceuticals - 4.31%
2,811	Bristol-Myers Squibb Co.	142,377
1,141	Johnson & Johnson	118,356
5,947	Pfizer, Inc.	174,782
8,125	Express Scripts Holding Co. (a)	600,681
		1,036,196

The accompanying notes are an integral part of the financial statements.

MONTEAGLE QUALITY GROWTH FUND
SCHEDULE OF INVESTMENTS — August 31, 2014 (Continued)

Shares	COMMON STOCKS - 98.20% (Continued)	Fair Value
	Real Estate Investment Trusts - 2.61%
3,873	American Tower Corp.	$381,878
3,632	Health Care REIT, Inc.	245,451
		627,329
	Retail - 12.35%
3,121	Costco Wholesale Corp.	377,891
7,555	CVS Health Corp.	600,245
5,379	Dunkin' Brands Group, Inc.	234,202
2,052	Family Dollar Stores, Inc.	163,811
7,655	Home Depot, Inc.	715,742
4,460	Ross Stores, Inc.	336,373
3,015	Wal-Mart Stores, Inc.	227,632
4,345	Yum! Brands, Inc.	314,708
		2,970,604
	Semiconductors - 2.86%
9,060	QUALCOMM, Inc.	689,466

	Software - 1.16%
6,707	Oracle Corp.	278,542

	Telecommunications - 3.47%
13,695	Cisco Systems, Inc.	342,238
9,905	Verizon Communications, Inc.	493,467
		835,705
	Transportation - 1.27%
2,073	FedEx Corp.	306,555

	Total Common Stocks (Cost $17,074,734)	23,624,331

Shares	MONEY MARKET FUND - 1.77%	Fair Value
424,804	Fidelity Institutional Money Market Fund Class I, 0.09% (b) (Cost $424,804)	$424,804

	Total Investments at Fair Value - 99.97% (Cost $17,499,538)	$24,049,135

	Other Assets in Excess of Liabilities, Net - 0.03%	8,121

	Net Assets - 100.00%	$24,057,256

(a)	Non-income producing security.

(b)	Rate shown represents the 7-day yield at August 31, 2014, is subject to change and resets daily.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE SELECT VALUE FUND
SCHEDULE OF INVESTMENTS — August 31, 2014

Shares	COMMON STOCKS - 84.76%	Fair Value
	Aerospace & Defense - 4.31%
1,300	Lockheed Martin Corp.	$226,200
4,953	Raytheon Co.	477,172
		703,372
	Banks - 4.42%
7,400	Bank of America Corp.	119,066
1,091	Goldman Sachs Group, Inc.	195,409
11,849	Morgan Stanley	406,539
		721,014
	Commercial Services - 4.83%
12,630	H&R Block, Inc.	423,484
20,652	R.R. Donnelley & Sons Co.	364,921
		788,405
	Computers - 4.49%
4,123	Apple, Inc.	422,607
1,612	International Business Machines Corp.	309,988
		732,595
	Diversified Financial Services - 1.02%
2,180	CME Group, Inc.	166,879

	Electric - 1.86%
9,085	Exelon Corp.	303,621

	Entertainment - 2.47%
23,910	International Game Technology	403,123

	Food - 2.16%
10,144	Safeway, Inc.	352,808

	Healthcare - Products - 2.56%
4,213	Edwards Lifesciences Corp. (a)	418,182

	Healthcare - Services - 7.61%
5,097	Humana, Inc.	656,188
5,016	WellPoint, Inc.	584,414
		1,240,602
	Home Furnishings - 2.90%
3,087	Whirlpool Corp.	472,373

	Insurance - 2.41%
6,388	Allstate Corp.	392,798

The accompanying notes are an integral part of the financial statements.

MONTEAGLE SELECT VALUE FUND
SCHEDULE OF INVESTMENTS — August 31, 2014 (Continued)

Shares	COMMON STOCKS - 84.76% (Continued)	Fair Value
	Iron & Steel - 3.52%
10,872	Allegheny Technologies, Inc.	$458,472
3,000	United States Steel Corp.	115,950
		574,422
	Machinery - Construction & Mining - 2.36%
6,107	Joy Global, Inc.	385,657

	Miscellaneous Manufacturing - 1.16%
7,300	General Electric Co.	189,654

	Office & Business Equipment - 1.24%
14,634	Xerox Corp.	202,096

	Oil & Gas - 9.55%
2,200	ConocoPhillips	178,684
9,020	Diamond Offshore Drilling, Inc. (d)	396,339
14,259	Rowan Companies PLC	432,333
4,860	Tesoro Corp.	314,636
6,100	Transocean Ltd. (d)	235,765
		1,557,757
	Oil & Gas Services - 2.76%
6,513	Baker Hughes, Inc.	450,309

	Real Estate Investment Trust - 1.73%
6,520	HCP, Inc.	282,512

	Retail - 13.00%
7,060	Abercrombie & Fitch Co. - Class A	295,108
1,209	Bed Bath & Beyond, Inc. (a)	77,690
5,607	CVS Health Corp.	445,476
8,406	Darden Restaurants, Inc. (d)	397,772
3,385	Kohl's Corp.	199,004
1,263	PetSmart, Inc.	90,393
5,400	Target Corp.	324,378
3,848	Wal-Mart Stores, Inc.	290,524
		2,120,345
	Savings & Loans - 1.16%
19,082	Hudson City Bancorp, Inc.	188,339

	Semiconductors - 3.18%
22,477	Applied Materials, Inc.	519,331

	Telecommunications - 0.86%
4,000	AT & T, Inc.	139,840

The accompanying notes are an integral part of the financial statements.

MONTEAGLE SELECT VALUE FUND
SCHEDULE OF INVESTMENTS — August 31, 2014 (Continued)

Shares	COMMON STOCKS - 84.76% (Continued)	Fair Value
	Transportation - 3.20%
4,351	CH Robinson Worldwide, Inc.	$296,999
2,100	Norfolk Southern Corp.	224,700
		521,699

	Total Common Stocks (Cost $9,951,222)	13,827,733

Shares	MONEY MARKET FUND - 20.51%	Fair Value
3,347,217	Fidelity Institutional Money Market Fund Class I, 0.09% (b) (c) (Cost $3,347,217)	$3,347,217

	Total Investments at Fair Value - 105.27% (Cost $13,298,439)	$17,174,950

	Liabilities in Excess of Other Assets, Net - (5.27%)	(860,567)

	Net Assets - 100.00%	$16,314,383

(a)	Non-income producing security.

(b)	Rate shown represents the 7-day yield at August 31, 2014, is subject to change and resets daily.

(c)	A portion of this security is segregated as collateral for securities on loan at August 31, 2014. Total collateral had a fair value of $890,634 at August 31, 2014.

(d)	Security, or a portion of the security, is out on loan at August 31, 2014. Total loaned securities had a fair value of $876,582 at August 31, 2014.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE VALUE FUND
SCHEDULE OF INVESTMENTS — August 31, 2014

Shares	COMMON STOCKS - 91.68%	Fair Value
	Aerospace & Defense - 2.13%
6,400	Triumph Group, Inc.	$443,968

	Auto Manufacturers - 2.09%
25,000	Ford Motor Co.	435,250

	Auto Parts & Equipment - 2.51%
17,000	Cooper Tire & Rubber Co.	524,110

	Chemicals - 9.35%
10,750	EI Du Pont de Nemour & Co.	710,683
18,800	Huntsman Corp.	505,532
8,300	Mosaic Co.	396,408
7,000	Stepan, Co.	338,030
		1,950,653
	Distribution & Wholesale - 1.01%
39,558	Wolseley PLC - ADR	211,240

	Diversified Financial Services - 2.18%
4,813	Macquarie Group Ltd. - ADR	262,260
30,000	Nomura Holdings, Inc. - ADR	191,700
		453,960
	Electric - 4.64%
8,516	Duke Energy Corp.	630,099
11,000	NRG Energy, Inc.	338,580
		968,679
	Electrical Components & Equipment - 1.70%
21,000	Schneider Electric SA - ADR	353,850

	Environmental Control - 2.07%
11,000	Republic Services, Inc.	432,630

	Food - 2.17%
28,000	Dean Foods Co.	453,040

	Forest Products & Paper - 3.25%
14,000	International Paper Co.	678,300

	Healthcare - Products - 4.03%
32,000	Boston Scientific Corp. (a)	405,760
6,800	Medtronic, Inc.	434,180
		839,940
	Home Builders - 1.87%
18,000	DR Horton, Inc.	390,240

The accompanying notes are an integral part of the financial statements.

MONTEAGLE VALUE FUND
SCHEDULE OF INVESTMENTS — August 31, 2014 (Continued)

Shares	COMMON STOCKS - 91.68% (Continued)	Fair Value
	Iron & Steel - 4.73%
19,000	Cliffs Natural Resources, Inc.	$286,330
17,000	Commercial Metals Co.	293,760
7,500	Nucor Corp.	407,400
		987,490
	Metal Fabricate & Hardware - 2.33%
12,000	Worthington Industries, Inc.	485,280

	Mining - 2.09%
12,000	Freeport-McMoRan, Inc.	436,440

	Miscellaneous Manufacturing - 2.00%
11,000	Textron, Inc.	418,000

	Oil & Gas - 9.42%
10,000	CVR Energy, Inc.	496,300
3,000	Exxon Mobil Corp.	298,380
7,600	HollyFrontier Corp.	380,228
12,000	Marathon Oil Corp.	500,280
7,494	Transocean Ltd. (d)	289,643
		1,964,831
	Oil & Gas Services - 1.42%
9,000	Steel Excel, Inc. (a)	297,000

	Packaging & Containers - 1.85%
9,400	Sonoco Products Co.	386,904

	Pharmaceuticals - 6.16%
10,000	Bristol-Myers Squibb Co.	506,500
9,147	Merck & Co., Inc.	549,826
10,000	Takeda Pharmaceutical Co. Ltd. - ADR	228,300
		1,284,626
	Retail - 4.10%
8,500	Coach, Inc.	313,055
13,000	Abercrombie & Fitch Co. - Class A	543,400
		856,455
	Semiconductors - 7.16%
19,000	Cirrus Logic, Inc. (a)	459,420
17,000	Intel Corp.	593,640
30,000	Kulicke & Soffa Industries, Inc. (a)	440,700
		1,493,760

The accompanying notes are an integral part of the financial statements.

MONTEAGLE VALUE FUND
SCHEDULE OF INVESTMENTS — August 31, 2014 (Continued)

Shares	COMMON STOCKS - 91.68% (Continued)	Fair Value
	Telecommunications - 9.79%
20,000	AT & T, Inc.	$699,200
31,000	FIH Mobile Ltd. - ADR	349,593
9,700	Rogers Communications, Inc. - Class B	395,663
12,000	Verizon Communications, Inc.	597,840
		2,042,296
	Transportation - 1.63%
11,000	CSX Corp.	340,010

	Total Common Stocks (Cost $14,269,531)	19,128,952

Shares	MONEY MARKET FUND - 9.53%	Fair Value
1,987,344	Fidelity Institutional Money Market Fund Class I, 0.09% (Cost $1,987,344) (c)	$1,987,344

	Total Investments at Fair Value - 101.21% (Cost $16,256,875)	$21,116,296

	Liabilities in Excess of Other Assets, Net - (1.21%)	(252,398)

	Net Assets - 100.00%	$20,863,898

(a)	Non-income producing security.

(b)	Rate shown represents the 7-day yield at August 31, 2014, is subject to change and resets daily.

(c)	A portion of this security is segregated as collateral for securities on loan at August 31, 2014. Total collateral had a fair value of $286,001 at August 31, 2014.

(d)	Security, or a portion of the security is out on loan at August 31, 2014. Total loaned securities had a fair value of $282,145 at August 31, 2014.

ADR - American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

THE TEXAS FUND
SCHEDULE OF INVESTMENTS — August 31, 2014

Shares	COMMON STOCKS - 99.13%	Fair Value
	Airlines - 1.16%
4,370	Southwest Airlines Co.	$139,884

	Banks - 6.53%
1,994	Comerica, Inc.	100,378
1,273	Cullen/Frost Bankers, Inc.	100,058
3,319	First Financial Bankshares, Inc. (d)	97,545
3,845	International Bancshares Corp.	101,354
2,372	Prosperity Bancshares, Inc.	143,269
2,645	Texas Capital Bancshares, Inc. (a)	142,777
3,798	ViewPoint Financial Group, Inc.	98,938
		784,319
	Beverages - 1.06%
2,015	Dr Pepper Snapple Group, Inc.	126,784

	Building Materials - 2.37%
1,949	Eagle Materials, Inc.	198,623
1,023	Lennox International, Inc.	85,686
		284,309
	Chemicals - 3.28%
3,093	Celanese Corp.	193,436
2,061	Westlake Chemical Co.	200,185
		393,621
	Commercial Services - 4.93%
506	Alliance Data Systems Corp. (a)	133,908
2,228	Cardtronics, Inc. (a)	79,094
490	Civeo Corp.	12,451
6,355	HMS Holdings Corp (a)	145,275
2,474	Quanta Services, Inc. (a)	89,905
3,052	Rent-A-Center, Inc.	85,029
2,068	Service Corp. International, Inc.	45,848
		591,510
	Computers - 0.94%
2,459	Cognizant Technology Solutions Corp. (a)	112,450

	Distribution & Wholesale - 1.05%
1,244	Fossil Group, Inc. (a)	126,005

	Diversified Financial Services - 0.86%
5,524	Santander Consumer USA Holdings, Inc.	102,857

	Electric - 1.40%
2,532	Dynegy, Inc. (a)	82,746
2,180	El Paso Electric Co.	85,761
		168,507

The accompanying notes are an integral part of the financial statements.

THE TEXAS FUND
SCHEDULE OF INVESTMENTS — August 31, 2014 (Continued)

Shares	COMMON STOCKS - 99.13% (Continued)	Fair Value
	Electrical Equipment & Components - 1.06%
2,994	Encore Wire Corp.	$127,095

	Electronics - 2.15%
5,242	Benchmark Electronics, Inc. (a)	129,110
3,893	National Instruments Corp.	129,053
		258,163
	Engineering & Construction - 1.46%
1,162	Fluor Corp.	85,860
4,071	KBR, Inc.	89,643
		175,503
	Entertainment - 1.02%
2,148	Cinemark Holdings, Inc.	75,803
1,286	Six Flags Entertainment Corp.	46,913
		122,716
	Environmental Control - 2.57%
4,464	Darling Ingredients, Inc. (a)	86,066
2,730	Waste Connections, Inc.	133,934
1,891	Waste Management, Inc.	88,820
		308,820
	Food - 2.03%
3,160	Sysco Corp.	119,543
3,160	Whole Foods Market, Inc.	123,682
		243,225
	Gas - 1.39%
1,653	Atmos Energy Corp.	83,576
3,373	CenterPoint Energy, Inc.	83,785
		167,361
	Healthcare - Products - 2.38%
1,445	Cyberonics, Inc. (a)	82,929
2,603	Greatbatch, Inc. (a)	118,619
3,771	Hanger, Inc. (a)	84,470
		286,018
	Healthcare - Services - 0.70%
1,382	Tenet Healthcare Corp. (a)	84,551

	Home Builders - 0.65%
3,605	DR Horton, Inc.	78,156

	Household Products & Wares - 0.65%
722	Kimberly-Clark Corp.	77,976

The accompanying notes are an integral part of the financial statements.

THE TEXAS FUND
SCHEDULE OF INVESTMENTS — August 31, 2014 (Continued)

Shares	COMMON STOCKS - 99.13% (Continued)	Fair Value
	Insurance - 3.33%
890	American National Insurance Co.	$101,318
2,033	HCC Insurance Holdings, Inc.	101,935
4,818	Hilltop Holdings, Inc. (a)	101,997
1,736	Torchmark Corp.	94,699
		399,949
	Internet - 3.22%
5,099	HomeAway, Inc. (a)	169,287
5,131	Rackspace Hosting, Inc. (a)	177,533
2,150	RetailMeNot, Inc. (a)	40,098
		386,918
	Investment Companies - 1.17%
4,316	Main Street Capital Corp.	140,529

	Iron & Steel - 1.55%
10,776	Commercial Metals Co.	186,209

	Machinery - Diversified - 1.48%
1,118	DXP Enterprises, Inc. (a)	89,574
1,162	Flowserve Corp.	88,184
		177,758
	Media - 1.31%
3,369	LIN Media LLC (a)	78,565
1,727	Nexstar Broadcasting Group, Inc.	78,820
		157,385
	Miscellaneous Manufacturing - 1.87%
2,888	AZZ, Inc.	133,830
1,868	Trinity Industries, Inc.	90,374
		224,204
	Oil & Gas - 11.30%
4,335	Cabot Oil & Gas Corp.	145,396
788	Cheniere Energy, Inc. (a)	63,245
670	Concho Resources, Inc. (a)	95,167
771	Diamonback Energy, Inc. (a)	66,576
1,367	EOG Resources, Inc.	150,206
863	Exxon Mobil Corp.	85,834
1,776	HollyFrontier Corp.	88,853
1,471	Marathon Oil Corp.	61,326
5,637	Matador Resources Co. (a)	154,228
1,234	Noble Energy, Inc.	89,021
2,630	Patterson-UTI Energy, Inc.	90,840
425	Pioneer Natural Resources Co.	88,676
2,922	Rowan Cos. PLC	88,595
1,640	Valero Energy Corp.	88,790
		1,356,753

The accompanying notes are an integral part of the financial statements.

THE TEXAS FUND
SCHEDULE OF INVESTMENTS — August 31, 2014 (Continued)

Shares	COMMON STOCKS - 99.13% (Continued)	Fair Value
	Oil & Gas Services - 9.44%
1,279	Baker Hughes, Inc.	$88,430
1,180	Cameron International Corp. (a)	87,709
869	Dril-Quip, Inc. (a)	88,177
6,620	Flotek Industries, Inc. (a)	184,036
2,393	FMC Technologies, Inc. (a)	147,983
2,688	Forum Energy Technologies, Inc. (a)	91,526
846	Halliburton Co.	57,198
1,749	National Oilwell Varco, Inc.	151,166
1,286	Oceaneering International, Inc	89,454
1,350	Schlumberger Ltd.	148,014
		1,133,693
	Pipelines - 2.90%
3,500	EnLink Midstream LLC	143,850
1,418	Kinder Morgan, Inc.	57,089
3,039	Primoris Services Corp.	88,253
1,414	Spectra Energy Corp.	58,907
		348,099
	Real Estate - 1.09%
830	Howard Hughes Corp. (a)	131,447

	Retail - 9.95%
1,629	Brinker International., Inc.	79,658
3,033	Cash America International, Inc.	135,393
1,791	Conn's, Inc. (a)	80,291
2,301	Copart, Inc. (a)	79,223
1,528	Fiesta Restaurant Group, Inc. (a)	75,010
1,687	First Cash Financial Services, Inc. (a)	97,441
1,913	GameStop Corp. - Class A (d)	80,729
1,544	Group 1 Automotive, Inc.	123,767
1,357	Mattress Firm Holdings Corp. (a)	77,743
1,485	Men's Wearhouse, Inc.	80,235
5,012	Pier 1 Imports, Inc.	78,989
2,924	Rush Enterprises, Inc. (a)	107,223
3,540	Sally Beauty Holdings, Inc. (a)	98,695
		1,194,397
	Semiconductors - 4.72%
7,217	Cirrus Logic, Inc. (a)	174,507
4,976	Diodes, Inc. (a)	126,639
2,989	Silicon Laboratories, Inc. (a)	135,491
2,692	Texas Instruments, Inc.	129,701
		566,338

The accompanying notes are an integral part of the financial statements.

THE TEXAS FUND
SCHEDULE OF INVESTMENTS — August 31, 2014 (Continued)

Shares	COMMON STOCKS - 99.13% (Continued)	Fair Value
	Software - 3.32%
413	athenahealth, Inc. (a)	$59,654
4,023	SolarWinds, Inc. (a)	172,144
1,871	Tyler Technologies, Inc. (a)	166,631
		398,429
	Telecommunications - 1.00%
3,447	AT&T, Inc.	120,507

	Transportation - 1.84%
1,216	Bristow Group, Inc.	88,744
1,108	Kirby Corp. (a)	132,173
		220,917

	Total Common Stocks (Cost $11,267,656)	11,903,362

Contracts (e)	CALL OPTIONS - 0.25%	Expiration Date/ Exercise Price	Fair Value
110	JC Penney Co., Inc. (Cost $23,434)	01/15/2016, $10.00	$29,810

Contracts (e)	PUT OPTIONS - 0.21%	Expiration Date/ Exercise Price	Fair Value
62	Energy Select Sector SPDR Fund	10/18/2014, $93.00	$3,162
125	Energy Select Sector SPDR Fund	01/17/2015, $78.00	3,750
100	iShares Russell 2000 ETF	09/20/2014, $107.00	1,300
45	SPDR S&P MidCap 400 ETF Trust	01/17/2015, $240.00	16,650
	Total Put Options (Cost $207,986)		24,862

The accompanying notes are an integral part of the financial statements.

THE TEXAS FUND
SCHEDULE OF INVESTMENTS — August 31, 2014 (Continued)

Shares	MONEY MARKET FUND - 1.38%	Fair Value
166,002	Fidelity Institutional Money Market Fund Class I, 0.09% (b) (c) (Cost $166,002)	$166,002

	Total Investments at Fair Value - 100.97% (Cost $11,665,078)	$12,124,036

	Liabilities in Excess of Other Assets, Net - (0.97%)	(115,987)

	Net Assets - 100.00%	$12,008,049

(a)	Non-income producing security.

(b)	Rate shown represents the 7-day yield at August 31, 2014, is subject to change and resets daily.

(c)	A portion of this security is segregated as collateral for securities on loan at August 31, 2014. Total collateral had a fair value of $110,928 at August 31, 2014.

(d)	Security, or a portion of the security is out on loan at August 31, 2014. Total loaned securities had a fair value of $107,762 at August 31, 2014.

(e)	Each contract is equal to 100 shares of common stock.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES — August 31, 2014

	Fixed Income Fund	Informed Investor Growth Fund	Quality Growth Fund
ASSETS
Investment securities
At cost	$41,786,691	$13,026,711	$17,499,538
At fair value (Note 2) - including $0, $498,900 and $0 of securities loaned (Note 2), respectively	$42,365,973	$14,618,074	$24,049,135
Receivables:
Dividends and interest	274,203	3,883	33,569
Capital shares sold	2,000	—	—
Investment securities sold	—	306,214	—
Other assets	594	594	594
Total assets	42,642,770	14,928,765	24,083,298

LIABILITIES
Payables:
Distributions	4,224	—	—
Investment securities purchased	—	144,204	—
Collateral on securities loaned (Note 2)	—	506,991	—
Due to Adviser (Note 3)	34,797	14,249	23,927
Accrued compliance service fees (Note 3)	2,574	1,133	1,615
Accrued trustee fees	500	500	500
Total liabilities	42,095	667,077	26,042

NET ASSETS	$42,600,675	$14,261,688	$24,057,256

NET ASSETS CONSIST OF:
Paid-in capital	$42,461,921	$10,902,621	$17,591,121
Accumulated undistributed net investment income	565	—	6,880
Undistributed (accumulated) net realized gain (loss) on investments	(441,093)	1,767,704	(90,342)
Net unrealized appreciation on investments	579,282	1,591,363	6,549,597
NET ASSETS	$42,600,675	$14,261,688	$24,057,256

Shares of beneficial interest outstanding (1)	4,081,930	1,105,843	1,851,989
Net Asset Value, offering and redemption price per share	$10.44	$12.90	$12.99

(1)	Unlimited number of shares of beneficial interest with no par value, authorized.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES — August 31, 2014

	Select Value Fund	Value Fund	The Texas Fund
ASSETS
Investment securities
At cost	$13,298,439	$16,256,875	$11,665,078
At fair value (Note 2) - including $876,582, $282,145 and $107,762 of securities loaned (Note 2), respectively	$17,174,950	$21,116,296	$12,124,036
Receivables:
Dividends and interest	47,426	56,102	10,407
Capital shares sold	—	—	—
Other assets	594	594	594
Total assets	17,222,970	21,172,992	12,135,037

LIABILITIES
Payables:
Distribution Fees (Note 3)	—	—	111
Investment securities purchased	—	—	—
Collateral on securities loaned (Note 2)	890,634	286,001	110,928
Due to Adviser (Note 3)	16,221	20,319	14,175
Accrued compliance service fees (Note 3)	1,232	1,437	1,274
Accrued trustee fees	500	500	500
Other liabilities and accrued expenses	—	837	—
Total liabilities	908,587	309,094	126,988

NET ASSETS	$16,314,383	$20,863,898	$12,008,049

NET ASSETS CONSIST OF:
Paid-in capital	$10,803,783	$12,921,389	$11,284,562
Accumulated undistributed net investment income	34,691	68,828	—
Accumulated undistributed net realized gain on investments	1,599,398	3,014,260	264,529
Net unrealized appreciation on investments	3,876,511	4,859,421	458,958
NET ASSETS	$16,314,383	$20,863,898	$12,008,049

CLASS I SHARES:
Net Assets	$16,314,383	$20,863,898	$11,995,199
Shares of beneficial interest outstanding (1)	874,197	1,121,655	1,099,726
Net Asset Value, offering and redemption price per share	$18.66	$18.60	$10.91

CLASS C SHARES:
Net Assets			$12,850
Shares of beneficial interest outstanding (1)			1,189
Net Asset Value and offering price per share			$10.81
Minimum redemption price per share (2)			$10.70

(1)	Unlimited number of shares of beneficial interest with no par value, authorized.

(2)	Class C shares purchased, that are redeemed within one year, will be assessed a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FUNDS
STATEMENTS OF OPERATIONS — For the Year Ended August 31, 2014

	Fixed Income Fund	Informed Investor Growth Fund	Quality Growth Fund
INVESTMENT INCOME

Income:
Interest	$973,739	$1,517	$260
Securities lending	—	1,089	—
Dividends	—	93,761	319,809
Foreign withholding tax	—	(614)	—

Total Investment Income	973,739	95,753	320,069

Expenses:
Investment advisory fees (Note 3)	396,781	167,417	286,896
Compliance service fees (Note 3)	28,428	12,954	18,618
Trustees' fees	6,777	6,778	6,777
Interest expense	—	—	33
ICI membership fees	866	866	866

Total expenses	432,852	188,015	313,190

Net investment income (loss)	540,887	(92,262)	6,879

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain from investments	22,820	2,210,207	3,878,131
Net change in unrealized appreciation on investments	744,611	264,325	1,010,814

Net realized and unrealized gain on investments	767,431	2,474,532	4,888,945

Net increase in net assets resulting from operations	$1,308,318	$2,382,270	$4,895,824

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FUNDS
STATEMENTS OF OPERATIONS — For the Year Ended August 31, 2014

	Select Value Fund	Value Fund	The Texas Fund (a)
INVESTMENT INCOME

Income:
Interest	$937	$687	$369
Securities lending	6,214	4,092	3,951
Dividends	320,956	490,733	103,690
Foreign withholding tax	—	(6,669)	—

Total Investment Income	328,107	488,843	108,010

Expenses:
Investment advisory fees (Note 3)	178,744	221,966	126,461
Distribution (12b-1) fees - Class C (Note 3)	—	—	111
Compliance service fees (Note 3)	13,485	15,535	9,980
Legal fees	—	3,092	—
Trustees' fees	6,777	6,778	7,225
Interest expense	602	—	—
ICI membership fees	866	866	534

Total expenses	200,474	248,237	144,311

Net investment income (loss)	127,633	240,606	(36,301)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) from:
Investments	2,071,243	3,015,510	361,544
Put options purchased	—	—	(60,714)
Net realized gain	2,071,243	3,015,510	300,830

Net change in unrealized appreciation (depreciation) on:
Investments	1,446,960	604,504	635,706
Call options purchased	—	—	6,376
Put options purchased	—	—	(183,124)
Net change in unrealized appreciation	1,446,960	604,504	458,958

Net realized and unrealized gain on investments	3,518,203	3,620,014	759,788

Net increase in net assets resulting from operations	$3,645,836	$3,860,620	$723,487

(a)	Represents the period from the initial public offering (September 17, 2013) through August 31, 2014.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FIXED INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2014	Year Ended August 31, 2013
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$540,887	$635,525
Net realized gain on investment transactions	22,820	126,947
Net change in unrealized appreciation (depreciation) on investments	744,611	(2,192,975)
Net increase (decrease) in net assets resulting from operations	$1,308,318	$(1,430,503)

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income - Class I	(553,797)	(661,784)
Net decrease in net assets from distributions to shareholders	(553,797)	(661,784)

FROM CAPITAL SHARE TRANSACTIONS
Net increase in net assets from capital share transactions (Note 7)	2,459,212	5,582,751

Total increase in net assets	3,213,733	3,490,464

NET ASSETS
Beginning of period	39,386,942	35,896,478
End of period	$42,600,675	$39,386,942
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$565	$1,801

The accompanying notes are an integral part of the financial statements.

MONTEAGLE INFORMED INVESTOR GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2014	Year Ended August 31, 2013
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment loss	$(92,262)	$(75,687)
Net realized gain on investment transactions	2,210,207	1,027,632
Net change in unrealized appreciation on investments	264,325	102,561
Net increase in net assets resulting from operations	$2,382,270	$1,054,506

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net realized capital gains - Class I	(1,094,029)	(1,021,556)
Net decrease in net assets from distributions to shareholders	(1,094,029)	(1,021,556)

FROM CAPITAL SHARE TRANSACTIONS
Net decrease in net assets from capital share transactions (Note 7)	(331,757)	(468,751)

Total increase (decrease) in net assets	956,484	(435,801)

NET ASSETS
Beginning of period	13,305,204	13,741,005
End of period	$14,261,688	$13,305,204
UNDISTRIBUTED (ACCUMULATED) NET INVESTMENT INCOME	$—	$—

The accompanying notes are an integral part of the financial statements.

MONTEAGLE QUALITY GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2014	Year Ended August 31, 2013
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$6,879	$96,236
Net realized gain on investment transactions	3,878,131	2,858,714
Net change in unrealized appreciation (depreciation) on investments	1,010,814	(836,717)
Net increase in net assets resulting from operations	$4,895,824	$2,118,233

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income - Class I	(15,198)	(149,428)
Net decrease in net assets from distributions to shareholders	(15,198)	(149,428)

FROM CAPITAL SHARE TRANSACTIONS
Net decrease in net assets from capital share transactions (Note 7)	(6,376,135)	(4,641,093)

Total decrease in net assets	(1,495,509)	(2,672,288)

NET ASSETS
Beginning of period	25,552,765	28,225,053
End of period	$24,057,256	$25,552,765
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$6,880	$15,199

The accompanying notes are an integral part of the financial statements.

MONTEAGLE SELECT VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2014	Year Ended August 31, 2013
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$127,633	$128,959
Net realized gain on investment transactions	2,071,243	1,107,026
Net change in unrealized appreciation on investments	1,446,960	2,691,912
Net increase in net assets resulting from operations	$3,645,836	$3,927,897

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income - Class I	(111,674)	(136,109)
From net realized capital gains - Class I	(286,386)	—
Net decrease in net assets from distributions to shareholders	(398,060)	(136,109)

FROM CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets from capital share transactions (Note 7)	(1,272,675)	370,567

Total increase in net assets	1,975,101	4,162,355

NET ASSETS
Beginning of period	14,339,282	10,176,927
End of period	$16,314,383	$14,339,282
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$34,691	$18,732

The accompanying notes are an integral part of the financial statements.

MONTEAGLE VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2014	Year Ended August 31, 2013
INCREASE IN NET ASSETS
FROM OPERATIONS
Net investment income	$240,606	$186,225
Net realized gain on investment transactions	3,015,510	316,731
Net change in unrealized appreciation on investments	604,504	2,034,221
Net increase in net assets resulting from operations	$3,860,620	$2,537,177

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income - Class I	(197,855)	(191,952)
From net realized capital gains - Class I	—	(355,557)
Decrease in net assets from distributions to shareholders	(197,855)	(547,509)

FROM CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets from capital share transactions (Note 7)	990,754	(124,917)

Total increase in net assets	4,653,519	1,864,751

NET ASSETS
Beginning of period	16,210,379	14,345,628
End of period	$20,863,898	$16,210,379
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$68,828	$26,077

The accompanying notes are an integral part of the financial statements.

THE TEXAS FUND
STATEMENT OF CHANGES IN NET ASSETS

Period Ended August 31, 2014 (a)
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment loss	$(36,301)
Net realized gain on investment transactions	300,830
Net change in unrealized appreciation on investments	458,958
Net increase in net assets resulting from operations	$723,487

FROM CAPITAL SHARE TRANSACTIONS
Net increase in net assets from capital share transactions (Note 7)	11,284,562

Total increase in net assets	12,008,049

NET ASSETS
Beginning of period	—
End of period	$12,008,049
UNDISTRIBUTED (ACCUMULATED) NET INVESTMENT INCOME	$—

(a)	Represents the period from the initial public offering (September 17, 2013) through August 31, 2014.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FIXED INCOME FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout each Year)
Class I Shares	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010
Net asset value, beginning of year	$10.25	$10.80	$10.70	$10.71	$10.34
Income (loss) from investment operations:
Net investment income	0.14	0.19	0.27	0.32	0.35
Net realized and unrealized gain (loss) on investments	0.19	(0.55)	0.10	(0.01)	0.37
Total from investment operations	0.33	(0.36)	0.37	0.31	0.72

Less distributions:
From net investment income	(0.14)	(0.19)	(0.27)	(0.32)	(0.35)
Total distributions	(0.14)	(0.19)	(0.27)	(0.32)	(0.35)

Net asset value, end of year	$10.44	$10.25	$10.80	$10.70	$10.71

Total Return (a)	3.23%	(3.41%)	3.48%	2.97%	7.11%

Net assets, end of year (000's omitted)	$42,601	$39,387	$35,896	$31,892	$34,911

Ratio of operating expenses to average net assets:	1.05%	1.06%	1.09%	1.07%	1.04%

Ratio of net investment income to average net assets:	1.32%	1.68%	2.46%	2.93%	3.37%

Portfolio turnover rate	13%	22%	23%	14%	18%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE INFORMED INVESTOR GROWTH FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout each Year)
Class I Shares	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010
Net asset value, beginning of year	$11.75	$11.71	$10.62	$10.48	$12.89
Income (loss) from investment operations:
Net investment loss (a)	(0.08)	(0.07)	(0.06)	(0.06)	(0.10)
Net realized and unrealized gain (loss) on investments	2.20	1.00	1.55	1.90	(0.18)
Total from investment operations	2.12	0.93	1.49	1.84	(0.28)

Less distributions:
From net realized capital gains	(0.97)	(0.89)	(0.40)	(1.70)	(2.13)
Total distributions	(0.97)	(0.89)	(0.40)	(1.70)	(2.13)

Net asset value, end of year	$12.90	$11.75	$11.71	$10.62	$10.48

Total Return (b)	18.65%	9.03%	14.81%	15.35%	(4.43%)

Net assets, end of year (000's omitted)	$14,262	$13,305	$13,741	$17,784	$17,717

Ratio of operating expenses to average net assets: (c)	1.35%	1.37%	1.34%	1.33%	1.28%

Ratio of net investment loss to average net assets: (a)	(0.66%)	(0.59%)	(0.94%)	(0.53%)	(0.96%)

Portfolio turnover rate	290%	641%	795%	755%	819%

(a)	Recognition of net investment income (loss) by the Fund is affected by the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE QUALITY GROWTH FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout each Year)
Class I Shares	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010
Net asset value, beginning of year	$10.65	$9.95	$8.71	$7.14	$6.85
Income (loss) from investment operations:
Net investment income (loss)	— (a)	0.04	0.02	— (a)	— (a)
Net realized and unrealized gain (loss) on investments	2.35	0.72	1.22	1.57	0.30
Total from investment operations	2.35	0.76	1.24	1.57	0.30

Less distributions:
From net investment income	(0.01)	(0.06)	— (b)	— (b)	(0.01)
Total distributions	(0.01)	(0.06)	—	—	(0.01)

Net asset value, end of year	$12.99	$10.65	$9.95	$8.71	$7.14

Total Return (c)	22.05%	7.62%	14.26%	22.02%	4.41%

Net assets, end of year (000's omitted)	$24,057	$25,553	$28,225	$22,765	$22,449

Ratio of operating expenses to average net assets:	1.31%	1.30%	1.33%	1.32%	1.29%

Ratio of net investment income (loss) to average net assets:	0.03%	0.34%	0.26%	0.02%	0.05%

Portfolio turnover rate	27%	50%	54%	62%	69%

(a)	Net investment income (loss) per share resulted in less than $0.01 per share.

(b)	Distributions per share were $(0.0016) for the year ended August 31, 2012 and $(0.0025) for the year ended August 31, 2011.

(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE SELECT VALUE FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout each Year)
Class I Shares	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010
Net asset value, beginning of year	$15.07	$10.95	$10.16	$8.78	$8.30
Income (loss) from investment operations:
Net investment income	0.15	0.14	0.13	0.04	0.01
Net realized and unrealized gain (loss) on investments	3.90	4.13	0.78	1.37	0.48
Total from investment operations	4.05	4.27	0.91	1.41	0.49

Less distributions:
From net investment income	(0.13)	(0.15)	(0.12)	(0.03)	(0.01)
From net realized capital gains	(0.33)	—	—	—	—
Total distributions	(0.46)	(0.15)	(0.12)	(0.03)	(0.01)

Net asset value, end of year	$18.66	$15.07	$10.95	$10.16	$8.78

Total Return (a)	27.29%	39.26%	9.01%	15.99%	5.99%

Net assets, end of year (000's omitted)	$16,314	$14,339	$10,177	$9,793	$8,265

Ratio of operating expenses to average net assets:	1.35%	1.37%	1.43%	1.40%	1.37%

Ratio of net investment income to average net assets:	0.86%	1.06%	1.23%	0.35%	0.18%

Portfolio turnover rate	29%	36%	8%	87%	2%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE VALUE FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout each Year)
Class I Shares	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010
Net asset value, beginning of year	$15.17	$13.31	$15.55	$13.41	$12.34
Income (loss) from investment operations:
Net investment income	0.22	0.17	0.18	0.14	0.11
Net realized and unrealized gain (loss) on investments	3.40	2.20	0.78	2.13	1.09
Total from investment operations	3.62	2.37	0.96	2.27	1.20

Less distributions:
From net investment income	(0.19)	(0.18)	(0.18)	(0.13)	(0.13)
From net realized gains on investments	—	(0.33)	(3.02)	—	—
Total distributions	(0.19)	(0.51)	(3.20)	(0.13)	(0.13)

Net asset value, end of year	$18.60	$15.17	$13.31	$15.55	$13.41

Total Return (a)	23.94%	18.32%	8.64%	16.95%	9.72%

Net assets, end of year (000's omitted)	$20,864	$16,210	$14,346	$14,216	$14,263

Ratio of operating expenses to average net assets:	1.34%	1.36%	1.43%	1.40%	1.32%

Ratio of net investment income to average net assets:	1.30%	1.22%	1.31%	0.84%	0.83%

Portfolio turnover rate	37%	13%	27%	18%	30%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

THE TEXAS FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout the Period)
Class I Shares	Period Ended August 31, 2014 (a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss	(0.03)
Net realized and unrealized gain on investments	0.94
Total from investment operations	0.91

Net asset value, end of period	$10.91

Total Return (b)	9.10	%(c)

Net assets, end of period (000's omitted)	$1,100

Ratio of operating expenses to average net assets:	1.64	%(d)

Ratio of net investment loss to average net assets:	(0.41	%)(d)

Portfolio turnover rate (e)	38	%(c)

(a)	Represents the period from the initial public offering (September 17, 2013) through August 31, 2014.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes.

The accompanying notes are an integral part of the financial statements.

THE TEXAS FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout the Period)
Class C Shares	Period Ended August 31, 2014 (a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss	(0.13)
Net realized and unrealized gain on investments	0.94
Total from investment operations	0.81

Net asset value, end of period	$10.81

Total Return (b)	8.10	%(c)

Net assets, end of period (000's omitted)	$13

Ratio of operating expenses to average net assets:	2.64	%(d)

Ratio of net investment loss to average net assets:	(1.41	%)(d)

Portfolio turnover rate (e)	38	%(c)

(a)	Represents the period from the initial public offering (September 17, 2013) through August 31, 2014.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS — August 31, 2014

1. ORGANIZATION

Monteagle Funds (“the Trust”) was organized as a business trust under the laws of the State of Delaware on November 26, 1997 as Memorial Funds. The Trust changed its name to Monteagle Funds in July, 2006.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company under the Investment Company Act of 1940. The Trust is authorized by its Declaration of Trust to issue an unlimited number of shares of beneficial interest in each series. The Trust currently consists of the following series (each a “Fund” and collectively the “Funds”):

Monteagle Fixed Income Fund
Monteagle Informed Investor Growth Fund
Monteagle Quality Growth Fund
Monteagle Select Value Fund
Monteagle Value Fund
The Texas Fund

The Monteagle Fixed Income Fund (“Fixed Income Fund”), Monteagle Quality Growth Fund (“Quality Growth Fund”), Monteagle Select Value Fund (“Select Value Fund”), Monteagle Value Fund (“Value Fund”) and The Texas Fund (“Texas Fund”) are diversified series of Monteagle Funds. The Monteagle Informed Investor Growth Fund (“Informed Investor Growth Fund”) is a non-diversified series of Monteagle Funds. The principal investment objective of the Fixed Income Fund is total return. The principal investment objective of each of Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund, Value Fund and Texas Fund (collectively the “Equity Funds”) is long-term capital appreciation.

The Fixed Income Fund, Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund and Value Fund are authorized to offer one class of shares, Class I. The Texas Fund is authorized to offer two classes of shares, Class I and Class C. Each class differs as to sales and redemption charges and ongoing fees.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds’ significant accounting policies:

Securities Valuation — Equity securities, including common stocks and exchange-traded funds, held by the Funds for which market quotations are readily available are valued using the last reported sales price or the official closing price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund’s business day. If no sales are reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below. When an equity security is valued by the independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized in level 2.

MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Fixed income securities such as corporate bonds, municipal bonds, and U.S. government and agency obligations, are valued using an independent pricing service that considers market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and other reference data. These securities are categorized as level 2 securities. The fair value of mortgage-backed securities is estimated by an independent pricing service which uses models that consider interest rate movements, new issue information and other security pertinent data. Evaluations of tranches (non-volatile, volatile, or credit sensitive) are based on interpretations of accepted Wall Street modeling and pricing conventions. Mortgage-backed securities are categorized in level 2 of the fair value hierarchy described below to the extent the inputs are observable and timely. In the absence of readily available market quotations, or other observable inputs, securities are valued at fair value pursuant to procedures adopted by the Board of Trustees and would be categorized as level 3.

Options contracts that are actively traded are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Options held by the Funds for which no current quotations are readily available and which are not traded on the valuation date are valued at the average of the last bid and ask price and are categorized within level 2 of the fair value heirarchy. Depending on the product and terms of the transaction, the fair value of options can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of options contracts. Options contracts valued using pricing models are categorized within level 2 of the fair value hierarchy.

Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1. Securities with maturities of 60 days or less may be valued at amortized cost, which approximates fair value and would be categorized as level 2.

Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the inputs used to value the Funds’ investments at fair value as of August 31, 2014:

Fixed Income Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
U.S. Government and Agency Obligations	$—	$12,347,649	$12,347,649
Corporate Bonds	—	24,738,242	24,738,242
Mortgage-Backed Securities	—	1,879,502	1,879,502
Money Market Funds	3,400,580	—	3,400,580
Totals	$3,400,580	$38,965,393	$42,365,973

Informed Investor Growth Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks (b)	$11,702,099	$—	$11,702,099
Exchange-Traded Funds	1,149,080	—	1,149,080
Money Market Funds	1,766,895	—	1,766,895
Totals	$14,618,074	$—	$14,618,074

Quality Growth Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks (b)	$23,624,331	$—	$23,624,331
Money Market Funds	424,804	—	424,804
Totals	$24,049,135	$—	$24,049,135

Select Value Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks (b)	$13,827,733	$—	$13,827,733
Money Market Funds	3,347,217	—	3,347,217
Totals	$17,174,950	$—	$17,174,950

MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Value Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks (b)	$19,128,952	$—	$19,128,952
Money Market Funds	1,987,344	—	1,987,344
Totals	$21,116,296	$—	$21,116,296

Texas Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks (b)	$11,903,362	$—	$11,903,362
Call Options	29,810	—	29,810
Put Options	24,862	—	24,862
Money Market Funds	166,002	—	166,002
Totals	$12,124,036	$—	$12,124,036

(a)
As of and during the periods ended August 31, 2014, the Funds held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(b)	All common stocks held in the Funds are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedules of Investments.

There were no transfers into and out of any Level during the year or period ended August 31, 2014. It is the Funds’ policy to recognize transfers between Levels at the end of the reporting period.

During the year or period ended August 31, 2014, no securities were fair valued.

Options transactions — The Texas Fund (the “Fund”) may purchase put and call options written by others and sell put and call options covering specified individual securities, securities or financial indices or currencies. A put option (sometimes called a “standby commitment”) gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of a security, index or currency to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a “reverse standby commitment”) gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security, index or currency on or before a fixed date, at a predetermined price. The predetermined prices may be higher or lower than the market value of the underlying security, index or currency. The Fund may buy or sell both exchange-traded and over-the-counter (“OTC”) options. The Fund will purchase or write an option only if that option is traded on a recognized U.S. options exchange or if the Adviser or Sub-adviser believes that a liquid secondary market for the option exists. When the Fund purchases an OTC option, it relies on the dealer from whom it has purchased the OTC

MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

option to make or take delivery of the security, index or currency underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. OTC options and the securities underlying these options currently are treated as illiquid securities by the Fund.

Upon selling an option, the Fund receives a premium from the purchaser of the option. Upon purchasing an option, the Fund pays a premium to the seller of the option. The amount of premium received or paid by the Fund is based upon certain factors, including the market price of the underlying securities, index or currency, the relationship of the exercise price to the market price, the historical price volatility of the underlying assets, the option period, supply and demand and interest rates.

The Fund may purchase call options on debt securities that the Fund’s Adviser or Sub-adviser intends to include in the Fund’s portfolio in order to fix the cost of a future purchase. Call options may also be purchased to participate in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. If the price of the underlying security declines, this strategy would serve to limit the potential loss to the Fund to the option premium paid. Conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium paid. The Fund may similarly purchase put options in order to hedge against a decline in market value of securities held in its portfolio. The put enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund is limited to the option premium paid. If the market price of the underlying security is lower than the exercise price of the put, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put may be sold.

The Adviser or Sub-adviser may write call options when it believes that the fair value of the underlying security will not rise to a value greater than the exercise price plus the premium received. Call options may also be written to provide limited protection against a decrease in the market price of a security, in an amount equal to the call premium received less any transaction costs.

The Fund may purchase and write put and call options on fixed income or equity security indexes in much the same manner as the options discussed above, except that index options may serve as a hedge against overall fluctuations in the fixed income or equity securities markets (or market sectors) or as a means of participating in an anticipated price increase in those markets. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities, which are being hedged. Index options are settled exclusively in cash. See note 10 for additional risks associated with options transactions.

MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

All options purchased by the Texas Fund are on equity securities including exchange traded funds. The derivatives are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America (“GAAP”). The effect of derivative instruments on the Statement of Assets and Liabilities at August 31, 2014 were as follows:

Fund	Derivatives not accounted for as hedging instruments under GAAP	Location of Derivatives on Statement of Assets and Liabilities	Fair Value of Asset Derivatives
Texas Fund	Call options purchased	Investment securities at fair value	$29,810
Texas Fund	Put options purchased	Investment securities at fair value	24,862
	Totals		$54,672

The effect of derivative instruments on the Statement of Operations during the period ended August 31, 2014 were as follows:

Fund	Derivatives not accounted for as hedging instruments under GAAP	Location of gain (loss) on Derivatives recognized in income	Realized and unrealized loss on Derivatives recognized in income
Texas Fund *	Put options purchased	Net realized loss from put options purchased	$(60,714)
Texas Fund *	Call options purchased	Net change in unrealized appreciation on call options purchased	6,376
Texas Fund *	Put options purchased	Net change in unrealized depreciation on put options purchased	(183,124)
	Totals		$(237,462)

*	Represents the period from initial public offering (September 17, 2013) through August 31, 2014.

For the period ended August 31, 2014, the total amount of all purchased call and put options, as presented in the Texas Fund’s Schedule of Investments, is representative of the volume of activity for these derivative types during the period.

Security Loans — The Funds have entered into securities lending agreements with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. The Funds receive compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the prior day’s fair value of loaned securities. The cash collateral is invested in short-term instruments as noted in the Funds’ Schedules of Investments. Securities lending income is disclosed in the Funds’ Statements of Operations. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. If the fair value of the collateral falls below 102% plus

MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%. Under the terms of the securities lending agreement, the Funds are indemnified for losses incurred due to a borrower’s failure to comply with the terms of the securities lending agreement.

Should the borrower of the securities fail financially, the Funds have the right to repurchase the securities using the collateral in the open market. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of the cash collateral received.

The following table presents financial instruments that are subject to enforceable netting arrangements as of August 31, 2014:

Assets:
					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Pledged	Cash Collateral Pledged	Net Amount
Informed Investor Fund	Securities Loaned	$498,900	$—	$498,900	$—	$498,900	$—
Select Value Fund	Securities Loaned	876,582	—	876,582	—	876,582	—
Value Fund	Securities Loaned	282,145	—	282,145	—	282,145	—
Texas Fund	Securities Loaned	107,762	—	107,762	—	107,762	—

Security Transactions — Security transactions are accounted for on trade date and realized gains and losses on investments sold are determined on a specific identification basis.

Interest and Dividend Income — Interest income is accrued as earned. Dividends on securities held by the Funds are recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Dividends and Distributions to Shareholders — Distributions of net investment income to shareholders are declared daily and paid monthly by the Fixed Income Fund. Net investment income distributions, if any, for Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund, Value Fund and Texas Fund are declared and paid quarterly at the discretion of each Fund’s adviser. Net capital gains for the Funds, if any, are distributed to shareholders at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The tax character of distributions paid during the year/period ended August 31, 2014 and the year ended August 31, 2013 were as follows:

Fund	Ordinary Income		Long-Term Capital Gain
	2014	2013	2014	2013
Fixed Income Fund	$553,797	$661,784	$—	$—
Informed Investor Growth Fund	948,210	1,021,556	145,819	—
Quality Growth Fund	15,198	149,428	—	—
Select Value Fund	111,674	136,109	286,386	—
Value Fund	197,855	547,509	—	—
Texas Fund	—	—	—	—

Estimates — These financial statements are prepared in accordance with GAAP, which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Common Expenses — Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund. Other allocations may also be approved from time to time by the Trustees.

Multiple Class Allocations — Income, expenses and realized/unrealized gains or losses are allocated to each class based on relative share balances. Distribution fees are charged to each respective share class in accordance with the distribution plan.

Redemption Fees — A redemption fee of 1.00% is imposed on Texas Fund Class C shares in the event of certain redemption transactions within one year following such investments. The respective shareholders pay such redemption fees, which are not an expense of the Texas Fund. During the period ended August 31, 2014, no redemption fees were paid to the Texas Fund.

MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement

Nashville Capital Corporation (“Nashville Capital” or the “Adviser”) serves as the investment adviser to the Funds. Subject to the general oversight of the Board of Trustees, the Adviser is responsible for, among other things, developing a continuing investment program for the Funds in accordance with their investment objectives, reviewing the investment strategies and policies of the Funds and advising the Board of Trustees on the selection of sub-advisers. Each Fund is authorized to pay the Adviser a fee based on average daily net assets at the following annual rates:

Assets	Fixed Income Fund	Informed Investor Growth Fund	Quality Growth Fund	Select Value Fund	Value Fund	Texas Fund
Up to and including $10 millon	0.965%	1.200%	1.200%	1.200%	1.200%	1.450%
From $10 million up to and including $25 million	0.965%	1.200%	1.200%	1.200%	1.200%	1.350%
From $25 up to and including $50 million	0.965%	1.115%	1.115%	1.115%	1.115%	1.250%
From $50 up to and including $100 million	0.845%	0.975%	0.975%	0.975%	0.975%	1.100%
Over $100 million	0.775%	0.875%	0.875%	0.875%	0.875%	0.950%

Under the terms of the Funds’ advisory agreement, the Adviser oversees the management of each Fund’s investments and pays all of the operating expenses of each Fund except: (i) costs of membership in trade associations; (ii) any expenses recouped by the Adviser; (iii) SEC registration fees and related expenses; (iv) any non-interested Trustee fees; (v) costs of travel for non-interested Trustees; (vi) costs associated with seminars, conventions or trade education for non-interested Trustees; (vii) 50% of the compensation amount approved by Trustees specifically for the Chief Compliance Officer’s services for the Trust attributable to the Funds managed by the Adviser; and (viii) any extraordinary Trust expenses, including legal expenses relating to lawsuits.

For the year/period ended August 31, 2014, the amounts earned by and payable to the Adviser were as follows:

	Advisory Fees Earned	Advisory Fees Payable as of August 31, 2014
Fixed Income Fund	$396,781	$34,797
Informed Investor Growth Fund	167,417	14,249
Quality Growth Fund	286,896	23,927
Select Value Fund	178,744	16,221
Value Fund	221,966	20,319
Texas Fund	126,461	14,175

MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

An officer of Nashville Capital is also an officer of the Trust.

Fixed Income Fund — Nashville Capital has retained Howe & Rusling Inc. (“H&R”) to serve as the sub-adviser to Fixed Income Fund. Nashville Capital has agreed to pay H&R an annual advisory fee of 0.30% of average daily net assets up to $25 million, 0.25% of such assets from $25 million up to $50 million, and 0.20% of such assets over $50 million.

Informed Investor Growth Fund — Nashville Capital has retained T.H. Fitzgerald & Co. (“T.H. Fitzgerald”) to serve as the sub-adviser to Informed Investor Growth Fund. Nashville Capital has agreed to pay T.H. Fitzgerald an annual advisory fee of 0.50% of average daily net assets up to $25 million, 0.60% of such assets from $25 million up to $50 million, 0.50% of such assets from $50 million up to $100 million, and 0.40% of such assets over $100 million.

Quality Growth Fund — Nashville Capital has retained Garcia Hamilton & Associates (“GHA”) to serve as the sub-adviser to Quality Growth Fund. Nashville Capital has agreed to pay GHA an annual advisory fee of 0.30% of average daily net assets.

Select Value Fund — Nashville Capital has retained Parkway Advisors, L.P. (“Parkway”) to serve as the sub-adviser to Select Value Fund. Nashville Capital has agreed to pay Parkway an annual advisory fee of 0.50% of average daily net assets.

Value Fund — Nashville Capital has retained Robinson Investment Group, Inc. (“Robinson”) to serve as the sub-adviser to Value Fund. Nashville Capital has agreed to pay Robinson an annual advisory fee of 0.50% of average daily net assets up to $25 million, 0.45% of such assets from $25 million up to $50 million, 0.35% of such assets from $50 million up to $100 million, and 0.30% of such assets over $100 million.

Texas Fund — Nashville Capital has retained J. Team Financial, Inc. d/b/a Team Financial Strategies (“Team”), to serve as the sub-adviser to Texas Fund. Nashville Capital has agreed to pay Team an annual advisory fee of 0.25% of average daily net assets up to $10 million and 0.60% of such assets over $10 million.

Investment Company Services Agreement

Pursuant to an Investment Company Services Agreement between the Trust and Matrix 360 Administration, LLC (“Matrix”), Matrix provides administrative, fund accounting and pricing, and transfer agent and shareholder services to the Funds. Matrix receives fees for these services, which are paid by the Adviser (not the Funds). Officers of Matrix are also officers of the Trust.

Distribution Agreement

Pursuant to the terms of a Distribution Agreement with the Trust, Matrix Capital Group, Inc. (the “Distributor”) serves as the Funds’ principal underwriter. Matrix Capital Group, Inc. does not receive compensation for such services.

MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Distribution and Service (12b-1) Plan

The Trust has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 of the 1940 Act for the Texas Fund. Under the Plan, the Texas Fund may use 12b-1 fees to compensate broker-dealers (including, without limitation, the Distributor) for sales of Texas Fund Class C shares, or for other expenses associated with distributing the Texas Fund’s Class C shares. The Texas Fund may expense up to 1.00% for Class C shares of the Texas Fund’s average daily net assets annually to pay for any activity primarily intended to result in the sale of Class C shares of the Texas Fund and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made. During the period ended August 31, 2014, net distribution fees paid by the Texas Fund were $111.

Compliance Services

An affiliated Contractor (the “Contractor”) serves as the CCO of the Trust. The Funds pay $99,000 annually to the Contractor for providing CCO services. Each Fund pays $5,000 with the remaining $69,000 allocated to the Funds based on aggregate average daily net assets.

4. SECURITIES TRANSACTIONS

During the year/period ended August 31, 2014, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

Fund	Purchases	Sales
Fixed Income Fund	$3,911,260	$3,400,786
Informed Investor Growth Fund	34,922,483	36,520,152
Quality Growth Fund	6,358,442	12,713,595
Select Value Fund	3,973,505	6,973,911
Value Fund	7,028,260	6,440,498
Texas Fund	14,471,712	3,463,235

The cost of purchases and proceeds from sales of U.S. government securities by the Fixed Income Fund were $2,501,000 and $1,500,000, respectively. There were no purchases or sales of U.S. government securities made by the Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund, Value Fund or Texas Fund.

5. TAX MATTERS

It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable income, such Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The Funds’ tax basis distributable earnings are determined only at the end of each fiscal year. The tax character of distributable earnings (deficit) at August 31, 2014, the Funds’ most recent fiscal year end, was as follows:

Fund	Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gains	Capital Loss Carryforward	Post- December Ordinary Loss	Post- October Capital Loss	Total Distributable Earnings
Fixed Income Fund	$579,282	$565	$—	$(441,093)	$—	$—	$138,754
Informed Investor Growth Fund	1,569,649	858,853	930,565	—	—	—	3,359,067
Quality Growth Fund	6,540,659	6,880	—	(81,404)	—	—	6,466,135
Select Value Fund	3,873,111	64,077	1,573,412	—	—	—	5,510,600
Value Fund	4,859,421	319,359	2,763,729	—	—	—	7,942,509
Texas Fund	458,958	264,529	—	—	—	—	723,487

The undistributed ordinary income, capital gains, carryforward losses and post-October losses shown above differ from corresponding accumulated net investment income and accumulated net realized gain (loss) figures reported in the statements of assets and liabilities due to differing book/tax treatment of short-term capital gains, and certain temporary book/tax differences due to the tax deferral of losses on wash sales.

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. The Funds’ carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year. As of August 31, 2014, the Funds’ most recent fiscal year end, the Funds elected to defer net capital losses as indicated in the chart below.

	Post-October Losses		Post-December Losses
Fund	Deferred	Utilized	Deferred	Utilized
Fixed Income Fund	$—	$—	$—	$—
Informed Investor Growth Fund	—	—	—	—
Quality Growth Fund	—	—	—	—
Select Value Fund	—	—	—	—
Value Fund	—	—	—	—
Texas Fund	—	—	—	—

MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

As of August 31, 2014, the following Funds had the following capital loss carryforwards for federal income tax purposes. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Fund	2015	2016	2017	2018	Non-Expiring Long-Term	Total	Utilized
Fixed Income Fund	$136,920	$61,228	$220,424	$22,521	$—	$441,093	$11,146
Informed Investor Growth Fund	—	—	—	—	—	—	—
Quality Growth Fund	—	—	81,404	—	—	81,404	3,885,000
Select Value Fund	—	—	—	—	—	—	182,085
Value Fund	—	—	—	—	—	—	1,250
Texas Fund	—	—	—	—	—	—	—

Under the Regulated Investment Company Modernization Act of 2010 (the Act), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be utilized before pre-enactment net capital losses. There were no post-enactment capital losses incurred by the Fixed Income Fund, Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund or Texas Fund during the year ended August 31, 2014.

The following information is based upon the federal income tax cost of the investment securities as of August 31, 2014:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Fixed Income Fund	$41,786,691	$932,326	$(353,044)	$579,282
Informed Investor Growth Fund	13,048,425	1,646,720	(77,071)	1,569,649
Quality Growth Fund	17,508,476	6,677,979	(137,320)	6,540,659
Select Value Fund	13,301,839	4,072,281	(199,170)	3,873,111
Value Fund	16,256,875	5,046,614	(187,193)	4,859,421
Texas Fund	11,665,078	1,036,504	(577,546)	458,958

The difference between the federal income tax cost of portfolio investments and the financial statement cost for Informed Investor Growth Fund, Quality Growth Fund and Select Value Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

For the year ended August 31, 2014, Fixed Income Fund reclassified $11,674 of capital losses on paydowns of mortgage-backed and asset-backed securities from net investment income to accumulated net realized loss on the Statements of Assets and Liabilities. For the year ended August 31, 2014, Informed Investor Growth Fund reclassified $92,262 of net investment loss to accumulated net capital gains on the Statement of Assets and Liabilities. For the year ended August 31, 2014 the Texas Fund reclassified $36,301 of net investment loss to accumulated net capital gains on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on the Funds’ net assets or net asset values per share.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years of 2011, 2012 and 2013 and for the year/period ended August 31, 2014 and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year/period ended August 31, 2014, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. Federal tax authorities for tax years before 2011.

6. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2014, the shareholders listed in the table immediately below held, for the benefit of their customers, the following percentages of the outstanding shares of each Fund. The Trust does not know whether Maril & Co., Mitra & Co., Stifel Nicolaus & Co., National Financial Services, LLC or any of the underlying beneficial owners owned or controlled 25% or more of the voting securities of the noted Funds.

Fund	Shareholder	Percent Owned as of August 31, 2014
Fixed Income Fund	Mitra & Co.	90%
Informed Investor Growth Fund	Maril & Co.	92%
Quality Growth Fund	Maril & Co.	94%
Select Value Fund	Stifel Nicolaus & Co.	80%
Value Fund	Maril & Co.	99%
Texas Fund	National Financial Services, LLC	98%

MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

7. CAPITAL SHARE TRANSACTIONS

	Fixed Income Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the Fiscal Year ended:
August 31, 2014
Class I
Shares	272,366	(82,260)	47,966	4,081,930
Value	$2,813,350	$(851,208)	$497,070

For the Fiscal Year ended:
August 31, 2013
Class I
Shares	761,509	(293,457)	53,166	3,843,858
Value	$8,124,893	$(3,106,086)	$563,944

	Informed Investor Growth Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the Fiscal Year ended:
August 31, 2014
Class I
Shares	22,858	(56,793)	7,742	1,105,843
Value	$281,144	$(706,347)	$93,446

For the Fiscal Year ended:
August 31, 2013
Class I
Shares	22,894	(74,521)	10,299	1,132,036
Value	$244,201	$(819,035)	$106,083

	Quality Growth Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the Fiscal Year ended:
August 31, 2014
Class I
Shares	38,681	(586,453)	162	1,851,989
Value	$463,874	$(6,841,937)	$1,928

For the Fiscal Year ended:
August 31, 2013
Class I
Shares	157,043	(597,802)	4,831	2,399,599
Value	$1,624,206	$(6,314,125)	$48,826

MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	Select Value Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the Fiscal Year ended:
August 31, 2014
Class I
Shares	213,826	(293,896)	2,859	874,197
Value	$3,626,370	$(4,945,828)	$46,783

For the Fiscal Year ended:
August 31, 2013
Class I
Shares	124,441	(103,016)	173	951,408
Value	$1,886,865	$(1,518,514)	$2,216

	Value Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the Fiscal Year ended:
August 31, 2014
Class I
Shares	73,575	(20,821)	167	1,121,655
Value	$1,357,355	$(369,477)	$2,876

For the Fiscal Year ended:
August 31, 2013
Class I
Shares	10,634	(20,044)	707	1,068,734
Value	$146,285	$(280,626)	$9,424

	Texas Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the Period(a) ended:
August 31, 2014
Class I
Shares	1,134,478	(34,752)	—	1,099,726
Value	$11,638,610	$(366,036)	$—
Class C
Shares	1,190	(1)	—	1,189
Value	$12,000	$(12)	$—

(a)	Represents the period from the initial public offering (September 17, 2013) through August 31, 2014.

MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

8. CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9. SECTOR RISK

When the Funds emphasize one or more economic sectors, it may be more susceptible to the financial, market, or economic events affecting the particular issuers and industries in which they invest than funds that do not emphasize particular sectors. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

10. OPTIONS RISK

The Texas Fund’s use of options subjects the Fund to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (i) dependence on the Adviser or Sub-adviser’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (ii) imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover, which may cause a given hedge not to achieve its objective; (iii) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Texas Fund invests; (iv) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Texas Fund’s ability to limit exposures by closing its positions; and, (v) the possible need to defer closing out of certain options to avoid adverse tax consequences. Other risks include the inability of the Texas Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Texas Fund. See note 2 for additional disclosures related to options transactions.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (“FASC”). The ASU is effective for interim and annual reporting periods that begin after December 15, 2013. Management is currently evaluating the impact that these pronouncements may have on the Funds’ financial statements.

MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

12. SUBSEQUENT EVENTS

On September 15, 2014, the Select Value Fund declared a dividend of $35,993, which was payable on September 15, 2014. On September 15, 2014, the Value Fund declared a dividend of $72,395, which was payable on September 15, 2014. On September 30, 2014, the Fixed Income Fund declared a dividend of $46,345, which was payable on September 30, 2014.

Management has evaluated subsequent events through the issuance of the financial statements and has noted no other such events that would require disclosure.

13. LEGAL PROCEEDINGS

On December 7, 2010, an amended complaint was filed in the United States Bankruptcy Court for the District of Delaware (Adversary Proceeding No. 10-54010) by The Official Committee of Unsecured Creditors of Tribune Company (“Committee”) on behalf of Tribune Company (“Tribune”), a U.S. news and media organization. Among the thousands of defendants in the Amended Complaint is the Monteagle Funds with respect to holdings by the Value Fund (the “Fund”). The Fund, along with numerous other mutual funds, institutional investors and others, owned shares of Tribune in 2007 when it went private in a leveraged buyout transaction (“LBO”). In the LBO, shareholders such as the Fund sold their shares back to Tribune for $34/share. The lawsuit alleges, among other things, that the payment for the shares by Tribune was a fraudulent transfer and seeks to have the cash paid to shareholders returned to the Tribune bankruptcy estate. The Amended Complaint seeks to create a class of Defendants - the former shareholders of Tribune - and seeks return of over $8 billion in proceeds from the LBO.

On April 5, 2012, the Committee’s lawsuit was transferred by the Judicial Panel on Multidistrict Litigation to the United States District Court for the Southern District of New York for discovery and pretrial motions with numerous other related actions. (In re Tribune Company Fraudulent Conveyance Litigation, 1:12-mc-02296-WHP). It is unclear if the Fund is named as a Defendant, or is a member of any proposed class, in any of these other actions.

On July 23, 2012, the Delaware Bankruptcy Judge confirmed a plan of reorganization that, among other things, replaced the Committee as Plaintiff with a Litigation Trustee.

On September 7, 2012, Judge Pauley of the Southern District of New York entered a Master Case Order. Among other things, the Master Case Order creates liaison counsel and an Executive Committee for the defendants in the Litigation Trustee’s lawsuit, including those defendants, like the Fund, that were only shareholders of Tribune. The Executive Committee Members for mutual funds are Michael S. Doluisio, an attorney with Dechert LLP in Philadelphia, and Steven R. Schoenfeld, an attorney with Dorsey & Whitney LLP in New York. The Executive Committee is directed to take reasonable steps to streamline case management and to eliminate duplication of efforts and redundant filings. However, the Master Case Order does not certify a class of Defendants, and does not prevent any individual Defendant from retaining its own counsel or being heard by the Court. Discovery in the Litigation Trustee’s lawsuit is stayed pending resolution of certain motions to dismiss in the related litigation.

MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

On September 23, 2013, the Court rejected the defendants’ arguments under section 546(e) of the Bankruptcy Code (the so-called public-securities-market exemption), but still dismissed the so-called Individual Creditors Actions (the individual creditor, constructive fraudulent-conveyance actions) on the ground that the Individual Creditors lack standing to seek avoidance of the same transactions that the Litigation Trustee is simultaneously suing to avoid.

On May 23, 2014, the Executive Committee, on behalf of all Exhibit A shareholder defendants, including the Fund, filed a motion to dismiss Count One of the Litigation Trustee’s Fifth Amended Complaint on grounds, among other things, that complaint fails to allege facts from which a strong inference can be drawn that the Tribune Board acted with the actual intent to hinder, delay or defraud creditors when it approved the LBO. The Litigation Trustee has responded and the motion is fully briefed and pending before Judge Pauley.

It is not expected that the cases discussed above will have a material adverse impact on the Fund’s financial position, results of operation, or cash flows; however, these litigation matters are subject to inherent uncertainties and the views of these matters with respect to any impact to the Fund may change in the future.

MONTEAGLE FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Monteagle Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Monteagle Funds, comprising Monteagle Fixed Income Fund, Monteagle Informed Investor Growth Fund, Monteagle Quality Growth Fund, Monteagle Select Value Fund, Monteagle Value Fund, and The Texas Fund (the “Funds”), as of August 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Monteagle Fixed Income Fund, Monteagle Informed Investor Growth Fund, Monteagle Quality Growth Fund, Monteagle Select Value Fund, and Monteagle Value Fund, and the related statements of operations and changes in net assets, and the financial highlights for the period September 17, 2013 (commencement of operations), to August 31, 2014, for The Texas Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Monteagle Funds as of August 31, 2014, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
October 24, 2014

MONTEAGLE FUNDS
OTHER INFORMATION (Unaudited)

Proxy Policies — The Trust has adopted Proxy Voting Policies and Procedures under which the Funds vote proxies related to securities held by the Funds. A description of the Funds’ policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-263-5593, on the Funds’ website at http://www.monteaglefunds.com or on the SEC website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX is available without charge, upon request, by calling the Funds toll free at 1-888-263-5593, on the Funds’ website at http://www.monteaglefunds.com or on the SEC’s website at http://www.sec.gov.

N-Q Filing — The SEC has adopted the requirement that all mutual funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Monteagle Funds, this would be for the fiscal quarters ending November 30 and May 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov., or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended August 31, 2014, certain distributions paid by the Funds may be subject to a maximum tax rate of 20%. The Fixed Income Fund, Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund and Value Fund intend to designate up to a maximum amount of $553,797, $1,094,029, $15,198, $398,060, and $197,855, respectively, as taxed at a maximum rate of 20%. There were no distributions paid by The Texas Fund. Complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV.

MONTEAGLE FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (March 1, 2014) and held until the end of the period (August 31, 2014).

The tables that follow illustrate each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s Prospectus.

MONTEAGLE FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

Fixed Income Fund
		Beginning Account Value 3/01/14	Annualized Expense Ratio For the Period	Ending Account Value 8/31/14	Expenses Paid During the Period(1)
Actual Example Based on actual return of:
Class I	1.21%	$1,000.00	1.05%	$1,012.10	$5.33
Hypethetical Example Based on assumed 5% return
Class I		$1,000.00	1.05%	$1,019.90	$5.35

Informed Investor Growth Fund
		Beginning Account Value 3/01/14	Annualized Expense Ratio For the Period	Ending Account Value 8/31/14	Expenses Paid During the Period(1)
Actual Example Based on actual return of:
Class I	1.18%	$1,000.00	1.34%	$1,011.80	$6.79
Hypethetical Example Based on assumed 5% return
Class I		$1,000.00	1.34%	$1,018.50	$6.82

Quality Growth Fund
		Beginning Account Value 3/01/14	Annualized Expense Ratio For the Period	Ending Account Value 8/31/14	Expenses Paid During the Period(1)
Actual Example Based on actual return of:
Class I	6.83%	$1,000.00	1.31%	$1,068.30	$6.83
Hypethetical Example Based on assumed 5% return
Class I		$1,000.00	1.31%	$1,018.60	$6.67

MONTEAGLE FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

Select Value Fund
		Beginning Account Value 3/01/14	Annualized Expense Ratio For the Period	Ending Account Value 8/31/14	Expenses Paid During the Period(1)
Actual Example Based on actual return of:
Class I	10.81%	$1,000.00	1.33%	$1,108.10	$7.07
Hypethetical Example Based on assumed 5% return
Class I		$1,000.00	1.33%	$1,018.50	$6.77

Value Fund
		Beginning Account Value 3/01/14	Annualized Expense Ratio For the Period	Ending Account Value 8/31/14	Expenses Paid During the Period(1)
Actual Example Based on actual return of:
Class I	6.31%	$1,000.00	1.33%	$1,063.10	$6.92
Hypethetical Example Based on assumed 5% return
Class I		$1,000.00	1.33%	$1,018.50	$6.77

Texas Fund
		Beginning Account Value 3/01/14	Annualized Expense Ratio For the Period	Ending Account Value 8/31/14	Expenses Paid During the Period(1)
Actual Example Based on actual return of:
Class I	2.73%	$1,000.00	1.62%	$1,027.30	$8.28
Class C	2.27%	$1,000.00	2.62%	$1,022.70	$13.36
Hypethetical Example Based on assumed 5% return
Class I		$1,000.00	1.62%	$1,016.80	$8.10
Class C		$1,000.00	2.62%	$1,011.80	$13.07

(1)	Expenses are equal to the Funds’ annualized expense ratios for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MONTEAGLE FUNDS
TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees in compliance with the laws of the state of Delaware. The names of the Trustees and executive officers of the Trust, their position with the Trust, address, age and principal occupations during the past five years are set forth below. Trustees have no official term of office and generally serve until they resign, or are not reelected.

DISINTERESTED TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH TRUST	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF TRUST PORTFOLIOS OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS OF PUBLIC COMPANIES
Larry J. Anderson 4208 College Avenue Snyder, Texas 79549 Age 66	Trustee	Since 11-29-02	Certified Public Accountant, Anderson & West, P.C. January 1985 to present.	6	None
Brian J. Green 158 Cypress Abilene, Texas 79601 Age 56	Trustee	Since 11-29-02	Restaurateur, Cypress Street Station, February 1993 to present.	6	None
Charles M. Kinard 1725 Richland Drive Abilene, Texas 79603 Age 71	Trustee	Since 11-29-02	Retired; Senior Vice President and Trust Officer, First National Bank of Abilene until December 1998.	6	None

MONTEAGLE FUNDS
TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Continued)

EXECUTIVE OFFICERS

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
Paul B. Ordonio, JD Age 46	President, CCO
Nashville Capital Corporation, VP of Development, 05/09 to present; Matrix Capital Group, Representative 05/09 to present; P.O. Properties, Inc., Vice President from 06/99 to present; WordWise Document Services, LLC, President from 08/97 to present; Ordonio & Assoc., President from 11/97 to present; Parkway Advisors, L.P., VP & Counsel from 08/02 to 05/09; Parkway Advisors Group, Inc., VP and Counsel from 08/02 to 05/09. Parkway Holdings, VP from 08/02 to 05/09; Ultimus Fund Distributors, Representative 02/07 to 05/09.

Robert S. Driessen Age 66	Secretary, AML Compliance Officer
Matrix 360 Administration, LLC, Chief Compliance Officer 7/13 to present; 360 Funds Trust, Chief Compliance Officer and Secretary, 7/13 to present; Aquila Distributors, Senior Vice President and Chief Compliance Officer, 11/09 to 12/12; Aquila Investment Management, LLC, Vice President and Chief Compliance Officer, 11/09 to 12/12; Curian Capital, LLC, Vice President, Chief Compliance Officer, 4/04 to 12/08.

Larry E. Beaver, Jr. Age 45	Treasurer, CFO
Matrix 360 Administration, LLC, Director of Accounting and Administration 1/05 to present; Capital Management Investment Trust, Treasurer 5/08 to present; Congressional Effect Fund, Treasurer 5/08 to 8/14; AMIDEX Funds, Inc. Chief Accounting Officer 5/03 to present; 360 Funds, Treasurer, 8/13 to present.

MONTEAGLE FUNDS
COMPENSATION OF TRUSTEES AND OFFICERS (Unaudited)

Each Trustee receives an annual fee of $2,500 and a fee of $1,000 per Fund, and is also paid a $1,000 for each quarterly meeting attended and $500 for each special meeting attended. Trustees and officers are also reimbursed for travel and related expenses incurred in attending meetings of the Board.

Trustees that are affiliated with the Adviser or Sub-adviser receive no compensation from the Funds for their services or reimbursement for their associated expenses. Officers of the Trust receive no compensation from the Funds for their services, except that the Funds pay 50% of the compensation of the Trust’s Chief Compliance Officer.

The following table sets forth the fees paid by the Funds to each Trustee of the Trust for the year ended August 31, 2014:

Name of Person	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex Paid to Trustees
Larry J. Anderson	$12,500	$0	$0	$12,500
Brian J. Green	$12,500	$0	$0	$12,500
Charles M. Kinard	$12,500	$0	$0	$12,500

MONTEAGLE FUNDS
BOARD APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS
(Unaudited)

On January 23, 2014, the Board of Trustees (the “Board” or the “Trustees”) of the Monteagle Funds (the “Trust”), comprised entirely of Trustees who are not “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”), met in person to review and discuss approving renewal of the Management Agreement between the Trust and Nashville Capital Corp. (the “Adviser”) with respect to each of the funds comprising the Trust (the “Funds”), and separately and individually, each of the Subadvisory Agreements by and among the Adviser, the Trust and the firm engaged to provide day-to-day portfolio management services for the Funds, being Parkway Advisors, L.P. with respect to the Monteagle Select Value Fund, Garcia Hamilton & Associates, L.P. with respect to the Monteagle Quality Growth Fund, Howe & Rusling, Inc. with respect to the Monteagle Fixed Income Fund, Robinson Investment Group, Inc. with respect to the Monteagle Value Fund, and T.H. Fitzgerald & Company with respect to the Monteagle Informed Investor Growth Fund (each, a “Sub-adviser”).

With the assistance and advice of independent counsel, the Trustees had requested and received information prior to the meeting that they deemed relevant or necessary to consider in the renewal process. In addition, they received a memorandum from independent counsel discussing, among other things, the fiduciary duties and responsibilities of the Board in reviewing and considering renewal. The Trustees reviewed and discussed the foregoing information during a private session with their counsel and during the Board meeting. Counsel also reviewed with the Trustees the types of information and factors that they should and should not take into consideration in making their decision about renewal. Throughout the process the Trustees had the opportunity to ask questions, and answers to their questions were considered along with the other materials provided.

In assessing various factors in regard to renewal, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as the information specifically prepared for the renewal meeting, such as: (i) reports regarding the services and support provided to the Funds and their shareholders by the Adviser and the Sub-advisers; (ii) performance assessments of the investment performance of the Funds by personnel of the Adviser and the Sub-advisers; (iii) performance commentary on the reasons for the performance; (iv) presentations by the Funds’ portfolio managers addressing the Adviser’s and the Sub-advisers’ investment philosophy, investment strategy and operations; (v) compliance reports, audits and review reports concerning the Funds, the Adviser and the Sub-advisers; (vi) disclosure information contained in the registration statement of the Trust and the Form ADVs of the Adviser and the Sub-advisers; (vii) information on relevant developments in the mutual fund industry and how the Funds, the Adviser and/or the Sub-advisers are responding to them; (viii) financial information about the Adviser and the Sub-advisers; (ix) a description of the personnel at the Adviser and the Sub-advisers involved with the Funds, their background, professional skills and accomplishments; (x) information on investment advice, performance, summaries of fund expenses, compliance program, current legal matters, and other general information about the Adviser and each Sub-adviser; (xi) comparative expense and performance information for other mutual funds that are similar to the Funds; (xii) where available, information about performance and fees relative to other accounts managed by the Sub-advisers that might be considered comparable to the Funds in terms of investment style; and (xiii) any soft-dollar or other “fall-out”

MONTEAGLE FUNDS
BOARD APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS
(Unaudited) (Continued)

or similar benefits to be realized by the Adviser or the Sub-advisers from their relationship with the Funds. The Board also took into consideration the Adviser’s recommendation that each of the Subadvisory Agreements be renewed, as well as the Management Agreement.

The Board did not identify any particular factor or information that was most relevant to its consideration to approve the renewals and each Trustee may have afforded different weight to the various factors considered. Following is a summary of the Board’s consideration of various factors:

The Nature, Extent, and Quality of the Services Provided by the Adviser and Sub-advisers.

The Trustees considered various aspects of the nature, extent and quality of the services provided by the Adviser and the Sub-advisers to the Funds. They noted that the responsibilities of the Adviser and Sub-advisers under each Agreement had not changed since the last renewal and were not proposed to change. They also considered the following, without limitation: the quality of the investment advisory services (including research and recommendations with respect to portfolio securities), noting that they are not proposed to change; the background, experience and professional ability and skill of the portfolio management personnel assigned to the Funds, noting the commitment to hire and retain qualified personnel to work on behalf of the Funds and their shareholders; the processes used for formulating investment recommendations and assuring compliance with each Fund’s investment objectives and limitations, as well as for assuring compliance with regulatory requirements, specifically noting that none of the Adviser or Sub-advisers reported any material compliance matter over the last year; the manner in which the Sub-advisers seek to satisfy their obligation to assure “best execution” in connection with securities transactions placed for the Funds, noting each Sub-adviser’s policies and procedures on trading and brokerage, as well as average brokerage commissions paid; the investment strategies and sources of information upon which the Sub-advisers rely in making investment decisions for the Funds; where applicable, the fees charged to and the performance of other accounts managed by the Sub-advisers similar to the Funds; the oversight of the Funds’ portfolios by the Sub-advisers and the Adviser and the oversight of the Sub-advisers by the Adviser; the Sub-advisers’ succession plans and business continuity plans; and the coordination of services for the Funds among the service providers, Trust management and the Trustees.

After reviewing and considering the foregoing information and further information in the materials provided by the Adviser and Sub-advisers (including their Form ADVs), the Board concluded, in light of all the facts and circumstances, that the nature, extent and quality of the services provided by the Adviser and each of the Sub-advisers were satisfactory and adequate for their respective Funds.

MONTEAGLE FUNDS
BOARD APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS
(Unaudited) (Continued)

Investment Performance of the Funds, the Adviser and the Sub-Advisers.

In considering this factor, the Trustees took into consideration that the Adviser has delegated day-to-day portfolio management to the Sub-adviser for each respective Fund and that the Adviser’s role in regard to investment performance was largely one of oversight. The Trustees also took the information about the Adviser personnel fulfilling that role, as well as the information about the Sub-adviser portfolio managers managing each of the Funds’ portfolios day-to-day.

In their evaluation of performance, the Trustees considered the short- and long-term performance of each Fund compared with the performance of its benchmark, groups of funds with similar objectives managed by other investment advisers, and aggregated data by category. In addition, the Trustees noted that, in cases where a Sub-adviser is managing other accounts with similar investment objectives to those of their Fund, the Fund’s performance was generally in line with that of the other accounts.

After considering and discussing the performance of the Funds, the Adviser’s and each Sub-adviser’s experience and performance in their roles with respect to the Funds, the historical and comparative performance data provided, and other relevant information, the Board concluded, in light of all the facts and circumstances, that the investment performance of each of the Funds, the Adviser and the Sub-advisers was satisfactory.

The Costs of the Services Provided and Profits Realized by the Adviser and the Sub-advisers from their Relationships with the Funds.

In considering these factors, the Trustees took into consideration the overall expenses of each Fund, including the nature and frequency of advisory and sub-advisory fee payments, the asset levels of each Fund and the gross and net expenses of the Funds as compared to gross and net expenses of a group of funds that may be considered similar, noting that the expenses of each of the Funds was within the range of expenses incurred by the other funds in its group. The Trustees also took into consideration the information provided about the financial condition and profitability of the Adviser and the Sub-advisers and the level of commitment to the Funds by the principals of the Adviser and Sub-advisers to their roles for the Funds.

The Trustees also considered the fees charged by the Sub-advisers to comparable accounts – such as institutional accounts – they manage in a similar style and noted that, typically, the fees charged the Funds were among the lowest, if not lower than, the fees charged other accounts by the Sub-advisers. The Trustees used this information as a potential gauge for what fees might be considered reasonable for similar investment services, although they also considered that accounts identified as similar for this purpose may also have material differences that impact their overall comparability, such as differences in the range of the investor base served by the account; the average account size; the customization of fees, services and reporting available; the daily liquidity, redemptions and turnover that might occur in a mutual fund that might not be the case in other accounts; the regulatory requirements applicable to a fund that do not apply to many non-fund accounts; and the Board oversight applicable to funds that does not apply to most other types of accounts; to name a few. The Trustees took into consideration these potential differences when assessing both performance and fee information with respect to comparable accounts.

MONTEAGLE FUNDS
BOARD APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS
(Unaudited) (Continued)

After further consideration of these elements, the Board concluded, in light of all the facts and circumstances, that the costs of the services provided to the Funds and the profits realized by the Adviser and the Sub-advisers from their relationships with the Funds were satisfactory.

Other Benefits Derived by the Adviser or Sub-advisers from their Relationships with the Funds and Conflicts of Interest.

The Trustees also considered other benefits that the Adviser or Sub-advisers derive from their relationship with the Funds (sometimes referred to as “fall-out” benefits) and conflicts of interest. In particular, the Trustees considered that the Sub-adviser to the Monteagle Informed Investor Growth Fund uses “soft dollars,” or Fund commissions, to obtain research, and noted in addition to the amount of soft dollars reported that (i) the Sub-adviser reports it selects broker-dealers on the basis of best execution, even though some of the broker-dealers it selects also provide research, (ii) the Sub-adviser reports only using “soft dollars” within the Section 28(e) safe harbor, which requires the Sub-adviser to determine that the commissions paid were reasonable in relation to the value of the research received, and (iii) the Sub-adviser uses the research received to implement its investment strategy generally, which benefits the Fund as well as the Sub-adviser’s other accounts.

The Trustees also noted that the Sub-advisers to the Monteagle Informed Investor Growth Fund and the Monteagle Quality Growth Fund each report that the portfolio managers managing those Funds also manage performance-based fee accounts for other clients of the Sub-adviser. When considering these arrangements and the conflict of interest they present, the Trustees also noted that both those Sub-advisers indicated they have procedures in place to manage potential conflicts of interest that arise, that the arrangements are subject to monitoring by the Trust and the Adviser, and that the arrangements are disclosed in the Trust’s Statement of Additional Information.

After reviewing and considering the foregoing information and other information they deemed relevant with regard to these matters, the Board concluded, in light of all the facts and circumstances, that the other benefits derived by the Adviser or Sub-advisers from their relationships with the Funds were satisfactory.

Economies of Scale.

The Trustees also considered the extent to which economies of scale would be realized if the Funds grow and whether the advisory fee levels reflect those economies of scale for the benefit of the Funds’ shareholders. In this regard, the Trustees considered the breakpoints in effect on the advisory fee schedule for each of the Funds at various asset levels, which are aimed at sharing with shareholders any economies of scale that are realized from Fund growth. The Trustees also noted that certain of the subadvisory fee schedules also have breakpoints at various asset levels, including both the Monteagle Value Fund and the Monteagle Informed Investor Growth Fund, where the breakpoints were reduced in early 2012.

MONTEAGLE FUNDS
BOARD APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS
(Unaudited) (Continued)

After considering these factors, the Board concluded, in light of all the facts and circumstances, that the fee levels and breakpoints were satisfactory and adequate to reflect economies of scale for the benefit of the Funds’ shareholders if the Funds grow.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, approved renewal of the Management Agreement and each of the Subadvisory Agreements for an additional one-year period, and determined that the compensation payable under each of the agreements was fair, reasonable and within a range of what could have been negotiated at arm’s-length in light of all the surrounding circumstances, including the services to be rendered and such other matters as the Board considered to be relevant.

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THE MONTEAGLE FUNDS

Investment Adviser
Nashville Capital Corporation
2506 Winford Ave.
Nashville, TN 37211

Distributor
Matrix Capital Group, Inc.
242 East 72nd Street
New York, NY 10021

Transfer Agent, Administrator
& Shareholder Servicing Agent
Matrix 360 Administration, LLC
4520 Main Street
Suite 1425
Kansas City, MO 64111

(888) 263-5593
www.monteaglefunds.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, marketability of shares, and other information.

ITEM 2.	CODE OF ETHICS.

(a)
The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Larry J. Anderson. Mr. Anderson is “independent” for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $60,025 and $49,020 with respect to the registrant’s fiscal years ended August 31, 2014 and 2013, respectively.

(b)
Audit-Related Fees. The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $1,390 and $2,625 with respect to the registrant’s fiscal years ended August 31, 2014 and 2013, respectively. The services comprising these fees are for consents and review of the registrant’s dividend calculations.

(c)
Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $12,500 and $12,500 with respect to the registrant’s fiscal years ended August 31, 2014 and 2013, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $2,100 and $2,100 for the fiscal years ended August 31, 2014 and 2013, respectively. The services comprising these fees were for the review of the Funds’ semi annual financial report.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of regulation S-X.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time permanent employees.

(g)
All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended August 31, 2014 and 2013, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser or sub-advisers.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULE OF INVESTMETS

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Fund is an open-end management investment company

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Fund is an open-end management investment company

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable. Fund is an open-end management investment company

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time. There were no matters submitted to a vote of security holders during the reporting period.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)
The registrant's PEO and PFO, or persons performing similar functions, have concluded, as of a date within 90 days of the filing of this report, based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, that such disclosure controls and procedures are reasonably designed to ensure: (1) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Monteagle Funds

/s/ Paul B. Ordonio
By Paul B. Ordonio
President,
Date: October 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Paul B. Ordonio
President
Date: October 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Larry E. Beaver, Jr.
By Larry E. Beaver, Jr.
Treasurer
Date: October 30, 2014